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          Dated August 29, 2003, as supplemented on September 26, 2003

                                   PROSPECTUS

                        IVY MULTI-STRATEGY HEDGE FUND LLC
                       Limited Liability Company Interests

                              --------------------

         INVESTMENT OBJECTIVE. Ivy Multi-Strategy Hedge Fund LLC (the "Fund") is a recently formed limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to provide above average capital appreciation with low to moderate volatility of investment returns. The Fund pursues its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "Equity Investing," "Special Situation" and "Relative Value" investment strategies.

                                                   (CONTINUED ON FOLLOWING PAGE)
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         INVESTING   IN  THE  FUND'S   LIMITED   LIABILITY   COMPANY   INTERESTS
("INTERESTS") INVOLVES A HIGH DEGREE OF RISK. SEE "PRINCIPAL RISK FACTORS" BEGINNING ON PAGE 19.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              --------------------

                                                 TOTAL OFFERING
                                                 --------------
Amount....................................       $ 150,000,000
Sales Load................................             None
Proceeds to the Fund(1)...................       $ 150,000,000


(1) Offering expenses payable by the Fund are estimated to be $52,000.


         BNY Hamilton Distributors, Inc. (the "Distributor") acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents"). Interests will be sold only to investors meeting all qualifications for investment in the Fund. See "Investor Qualifications." The Distributor expects to commence delivering Interests purchased in this offering on or about September 1, 2003, or such earlier or later date as the Distributor may determine. In connection with sales of Interests, BNY Investment Advisors (the "Adviser") (or one of its affiliates) may make one-time payments from its own resources to the Distributor or Selling Agents of up to 1% of the value of Interests sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to Selling Agents from its own resources in an amount up to 0.90% per annum of the aggregate value of Interests held by Members that are customers of those Selling Agents (less the amount of any investor servicing fees paid to them by the Fund). (See "Distribution Arrangements.")

                              --------------------
                         BNY Hamilton Distributors, Inc.

(CONTINUED FROM PREVIOUS PAGE)

         INVESTMENT PROGRAM. The Fund pursues its investment objective by investing primarily in Portfolio Funds that are managed by Portfolio Managers that pursue Equity Investing, Special Situations and Relative Value investment strategies. In allocating the Fund's assets for investment, Ivy Asset Management Corp. ("Ivy"), the Fund's investment manager, focuses on the selection of Portfolio Managers that have achieved above average investment returns through different market cycles, with additional consideration given to those managers that have achieved good performance during adverse market conditions. The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (I.E., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Ivy has primary responsibility for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.

         INVESTMENT ADVISER. BNY Investment Advisors (the "Adviser") serves as the Fund's investment adviser. It has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), since May 2001. The Adviser is a division of The Bank of New York, a New York state chartered bank. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Bank of New York managed more than $83 billion of assets as of June 30, 2003.

         INVESTMENT MANAGER. Ivy, a direct, wholly-owned subsidiary of BNYCo, has been retained by the Adviser to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser. Since its inception in 1984, Ivy's clients have been provided the ability to participate in niche investment styles and sophisticated investment strategies not typically available to the general investing public. Ivy offers a range of innovative multi-manager alternative investment products and customized portfolios designed to address specific client objectives. As of August 1, 2003, Ivy provided investment advisory services to client portfolios with assets of approximately $7.8 billion.

         RESTRICTIONS ON TRANSFER. With very limited exceptions, Interests are not transferable and liquidity will be provided only through offers to repurchase Interests, which may be made from time to time by the Fund as determined by the Board of Managers of the Fund (the "Board") in its sole discretion. See "Repurchases of Interests and Transfers."

         REPURCHASES OF INTERESTS. To provide a limited degree of liquidity to investors, the Fund from time to time will offer to repurchase its outstanding Interests pursuant to written tenders by investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests as of December 31, 2003, and thereafter, twice each year, as of June 30 and December 31. The Fund's Limited Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request for repurchase of its Interest, in accordance with the terms of the LLC Agreement, has not been repurchased by the Fund within a period of two years after the investor's request. Commencing with repurchase offers made after December 31, 2003, a repurchase fee equal to 1.00% of the value of an Interest (or portion of an Interest) repurchased, which is retained by the Fund, will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than one year following the date of a Member's initial investment in the Fund. See "Repurchases of Interests and Transfers."

         MANAGEMENT FEE. The Fund pays the Adviser a fee (the "Management Fee") computed and paid monthly in advance at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of each month. See "Management of the Fund--General."

         INVESTOR QUALIFICATIONS. Interests are being offered only to investors that represent that they are natural persons or companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1,500,000 or that they meet certain other qualification requirements. The minimum initial investment in the Fund by any investor is $100,000. However, a $75,000 minimum investment requirement applies for investors who have at least $750,000 in assets under the management of The Bank of New York or its affiliates. The minimum additional investment in the Fund by any investor is $25,000. Amounts received in payment for Interests will be subject to an escrow agreement and held in an escrow account at The Bank of New York. Interests are being offered only to investors that are U.S. persons for Federal income tax purposes and may not be purchased by charitable remainder trusts. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time. See "Investor Qualifications."

                              --------------------

         This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated August 29, 2003, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (212) 495-1784. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 54 of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

         THE INTERESTS OFFERED HEREBY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF THE BANK OF NEW YORK OR ANY OTHER BANK, ARE NOT ENDORSED OR GUARANTEED BY THE BANK OF NEW YORK OR ANY OTHER BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION

OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

         You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Interests in any state or other jurisdiction where the offer is not permitted.

         An investment in the Fund should be considered speculative and you should invest in the Fund only if you can sustain a complete loss of your investment. No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

                THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.............................................................1
SUMMARY OF FUND EXPENSES......................................................18
PRINCIPAL RISK FACTORS........................................................20
OTHER RISK FACTORS............................................................28
USE OF PROCEEDS...............................................................33
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES.................................34
IVY PERFORMANCE HISTORY.......................................................41
MANAGEMENT OF THE FUND........................................................42
INVESTOR QUALIFICATIONS.......................................................44
REPURCHASES OF INTERESTS AND TRANSFERS........................................45
CALCULATION OF NET ASSET VALUE................................................48
CAPITAL ACCOUNTS..............................................................50
TAXES.........................................................................52
INVESTOR SERVICING ARRANGEMENTS...............................................54
DISTRIBUTION ARRANGEMENTS.....................................................55
GENERAL INFORMATION...........................................................56
TABLE OF CONTENTS OF SAI......................................................57

APPENDIX A - Investor Certification..........................................A-1

APPENDIX B - Ivy Performance Information.....................................B-1

APPENDIX C - Limited Liability Company Agreement.............................C-1

                               PROSPECTUS SUMMARY

         This is only a summary. The summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained elsewhere in this prospectus and in the SAI.

The Fund Ivy Multi-Strategy Hedge Fund LLC (the "Fund") is a recently formed limited liability company. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). BNY Investment Advisors (the "Adviser") serves as the Fund's investment adviser.

                                        Investors who purchase limited liability
                                        company    interests    in   the    Fund
                                        ("Interests") in the offering, and other
                                        persons  who acquire  Interests  and are
                                        admitted  to the  Fund by its  Board  of
                                        Managers  (the  "Board"),   will  become
                                        members of the Fund ("Members").

                                        The  Fund  is a  "fund  of  funds"  that
                                        enables eligible investors,  through one
                                        investment,   to   participate   in  the
                                        investment  programs of a professionally
                                        selected group of asset managers without
                                        being   subject  to  the  high   minimum
                                        investment  requirements that many asset
                                        managers   typically  impose.  The  Fund
                                        provides  the  benefits of  professional
                                        selection     of     asset     managers,
                                        professional  asset  allocation  and the
                                        opportunity   to   invest   with   asset
                                        managers    whose   services   may   not
                                        generally be available to the  investing
                                        public,  whose  investment  funds may be
                                        closed   from   time   to  time  to  new
                                        investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.

Investment Objective and Principal      The Fund's  investment  objective  is to
Interests                               provide    above     average     capital
                                        appreciation   with   low  to   moderate
                                        volatility  of investment  returns.  The
                                        Fund pursues its investment objective by
                                        investing     primarily    in    private
                                        investment    partnerships   and   other
                                        investment vehicles  ("Portfolio Funds")
                                        that are  managed  by a select
                                        group  of  alternative   asset  managers
                                        ("Portfolio   Managers")   that   pursue
                                        "Equity Investing," "Special Situations"
                                        or    "Relative    Value"     investment
                                        strategies.  In  allocating  the  Fund's
                                        assets   for   investment,   Ivy   Asset
                                        Management  Corp.  ("Ivy"),  the  Fund's
                                        investment   manager,   focuses  on  the
                                        selection  of  Portfolio  Managers  that
                                        have achieved  above average  investment
                                        returns through different market cycles,
                                        with additional  consideration  given to
                                        those  managers  that have achieved good
                                        performance    during   adverse   market
                                        conditions. The investment programs used
                                        by the Portfolio  Managers may involve a
                                        variety  of   sophisticated   investment
                                        techniques  that include,  among others,
                                        short  sales  of   securities,   use  of
                                        leverage  (I.E.,   borrowing  money  for
                                        investment  purposes),  and transactions
                                        in  derivative   securities   and  other
                                        financial   instruments  such  as  stock
                                        options,    index    options,    futures
                                        contracts   and   options  on   futures.
                                        Portfolio   Managers'   use   of   these
                                        techniques will be an integral part of their investment programs, and involves significant risks to the Fund.

                                        Ivy is  responsible  for  selecting  the
                                        Portfolio  Managers and  determining the
                                        portion  of  the  Fund's  assets  to  be
                                        allocated  to  each  Portfolio  Manager,
                                        subject to the  general  supervision  of
                                        the Adviser.  The Fund implements  these
                                        allocation    decisions   by   investing
                                        primarily in Portfolio Funds.  Portfolio
                                        Funds in  which  the  Fund  invests  may
                                        include   private   investment   limited
                                        partnerships, joint ventures, investment
                                        companies    and   similar    investment
                                        vehicles managed by Portfolio  Managers.
                                        In  addition,  the Fund may on  occasion
                                        retain one or more Portfolio Managers to
                                        manage and invest designated portions of
                                        the Fund's assets  (either as separately
                                        managed accounts or by creating separate
                                        investment vehicles in which a Portfolio
                                        Manager will serve as general partner of
                                        the  vehicle  and the  Fund  will be the
                                        sole limited partner).  (Any arrangement
                                        in which the Fund  retains  a  Portfolio
                                        Manager to manage a separate  account or
                                        separate investment vehicle for the Fund
                                        is   referred   to   as   a   "Portfolio
                                        Account.")

                                        The   Fund's    assets   are   allocated
                                        primarily  to  Portfolio  Managers  that
                                        pursue   Equity    Investing,    Special
                                        Situations and Relative Value investing strategies.

                                        EQUITY INVESTING. This strategy involves
                                        purchasing  securities  at prices which,
                                        in the Portfolio Manager's opinion,  are
                                        less  than  the per  share  value of the
                                        issuers'  assets or earning  power.  The
                                        emphasis of managers  pursuing this type
                                        of  strategy  is  on  individual   stock
                                        selection rather than predicting  market
                                        direction  and  the  use of  fundamental
                                        analysis  as  well  as  analytical   and
                                        statistical analysis. Portfolio Managers
                                        pursuing  this  strategy  generally  may
                                        effect  short  sales  of  securities  of
                                        issuers that they believe are overvalued
                                        based   upon   an   assessment   of  the
                                        prospects  of  those  issuers.   Selling
                                        short   securities    involves   selling
                                        securities   that  are  not   owned  and
                                        borrowing   the  same   securities   for
                                        delivery  to  the  purchaser,   with  an
                                        obligation   to  replace  the   borrowed
                                        securities   at  a  later   date.   This
                                        technique  allows an  investor to profit
                                        from a decline  in the  market  price of
                                        the  securities  that  are  sold  short.
                                        Portfolio    Managers    pursuing   this
                                        strategy   typically  invest  in  common
                                        stocks and stock options.

                                        SPECIAL  SITUATIONS.   Typically,  these
                                        strategies,  which are also  referred to
                                        as "event  driven"  strategies,  involve
                                        investing  in  opportunities  created by
                                        significant,     generally     one-time,
                                        transactional  events such as spin-offs,
                                        mergers and acquisitions, restructurings
                                        and  bankruptcy  proceedings.  Portfolio
                                        Managers   pursuing   these   strategies
                                        engage in merger arbitrage or distressed
                                        securities   investing,   but  may  also
                                        engage in other event driven investment programs and typically invest in various securities and financial instruments, including common stocks, corporate debt securities and swaps.

                                        RELATIVE  VALUE.  These  strategies seek
                                        profits from pricing  inefficiencies  in
                                        securities  traded in  various  markets,
                                        and  involve   investing   in  U.S.

                                        and  foreign  common  stocks,  preferred
                                        stock,  stock  options,  corporate  debt
                                        securities,      convertible      bonds,
                                        government  bonds,   swaps  and  futures
                                        contracts.  Portfolio  Managers pursuing
                                        these   strategies   seek  to   generate
                                        investment returns, while minimizing the
                                        correlation of their investment  returns
                                        to  movements  in the general  market or
                                        market    sectors.     Relative    value
                                        investment       strategies      include
                                        convertible arbitrage, long/short market neutral equities trading, and basis and spread trading.

                                        Portfolio  Managers may invest and trade
                                        in  a  wide  range  of  securities   and
                                        financial   instruments   and   markets,
                                        including,  but not limited to, U.S. and
                                        foreign   equities  and   equity-related
                                        instruments,    currencies,    financial
                                        futures, and fixed-income and other debt
                                        securities   of  varying   maturity  and
                                        quality,  including  lower  quality debt
                                        securities.   Portfolio   Managers   are
                                        generally  not limited as to the markets
                                        in  which   they  may   invest   or  the
                                        investment disciplines that they may employ.

                                        During   periods   of   adverse   market
                                        conditions in the securities markets, as
                                        determined   by  Ivy,   the   Fund   may
                                        temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund also invests in money market instruments or shares of money market funds, or holds cash for liquidity purposes.

                                        In pursuing  its  investment  objective,
                                        the Fund  seeks to limit  volatility  in
                                        overall investment returns by allocating
                                        its  assets  among a  diverse  group  of
                                        Portfolio  Managers that pursue a number
                                        of different and specialized  investment
                                        programs.    Portfolio   Managers   will
                                        generally invest primarily in marketable
                                        securities,  although certain  Portfolio
                                        Managers  may also  invest a portion  of
                                        the   assets  of   Portfolio   Funds  in
                                        privately  placed  securities  and other
                                        investments that are illiquid. Interests
                                        in   the   Portfolio   Funds   are   not
                                        marketable   and   only   have   limited
                                        liquidity.

                                        Ivy  selects  Portfolio   Managers  with
                                        which to invest the Fund's  assets using
                                        a  process   that   seeks  to   identify
                                        appropriate  Portfolio  Managers for the
                                        Fund and to  construct  a  portfolio  of
                                        investments   for  the   Fund   that  it
                                        believes is  positioned to provide above
                                        average capital  appreciation  potential
                                        with  low  to  moderate   volatility  of
                                        investment   returns.   Ivy  begins  the
                                        selection    process   by    identifying
                                        Portfolio  Managers  that have  achieved
                                        above average  returns  through  various
                                        market    cycles,     with    additional
                                        consideration    given   to    Portfolio
                                        Managers   that   have   achieved   good
                                        performance    during   adverse   market
                                        conditions.    Ivy   reviews   candidate
                                        Portfolio   Managers  to  analyze  their
                                        reported  historical  investment results
                                        and their adherence to stated investment
                                        programs.   Ivy   considers   additional
                                        factors in selecting Portfolio Managers,
                                        including the quality and  effectiveness
                                        of Portfolio  Managers' risk  management
                                        policies   and   procedures   and  their
                                        investor  communications  and  reporting
                                        capabilities.  Ivy  requires  that  each
                                        Portfolio  Manager report, on at least a
                                        monthly  basis,  on  the  value  of  the
                                        Fund's  investment in the Portfolio Fund
                                        managed by that  Portfolio  Manager.  In
                                        addition,  in  constructing  the  Fund's
                                        investment portfolio,  Ivy considers the
                                        degree of liquidity  available  from the
                                        Portfolio  Fund to help  assure that the
                                        Fund  has  appropriate   flexibility  to
                                        adjust    its    investment    positions
                                        consistent  with the  Fund's  investment
                                        goals   and   adequate    liquidity   to
                                        repurchase Interests without the need to
                                        borrow   money  to   effect   repurchase
                                        offers.

                                        Ivy   assesses   the  overall   risk  of
                                        investments  the Fund intends to make by
                                        examining   the   individual   risks  of
                                        particular     investments    and    the
                                        cross-correlation of risks among each of
                                        the Portfolio Managers.  Ivy invests the
                                        Fund's   assets  with  those   Portfolio
                                        Managers, which within each strategy it believes have the greatest likelihood of achieving attractive returns among those Portfolio Managers that it reviews.

                                        After  the  Fund's   assets   have  been
                                        allocated  to a

                                        Portfolio    Manager,    Ivy   regularly
                                        evaluates   the   Portfolio    Manager's
                                        investment   performance   to  determine
                                        whether its investment program continues
                                        to  be   consistent   with  the   Fund's
                                        investment  objective  and  whether  its
                                        investment     performance    and    the
                                        characteristics    of   its   investment
                                        results  are  satisfactory  in  light of
                                        market   conditions   and  the   results
                                        achieved  by other  Portfolio  Managers.
                                        Based on  these  evaluations  and  other
                                        factors  that Ivy  deems  relevant,  Ivy
                                        makes decisions to reallocate the Fund's
                                        assets among  Portfolio  Managers and to
                                        terminate  and add  Portfolio  Managers.
                                        Failure of a  Portfolio  Fund to provide
                                        on a timely or accurate  basis  required
                                        monthly  valuation  information  to  the
                                        Fund could result in the  liquidation of
                                        the Fund's  investment  in the Portfolio
                                        Fund.   The   termination  of  Portfolio
                                        Managers  and the  addition of Portfolio
                                        Managers  that do not  manage  Portfolio
                                        Accounts does not require the approval of Members. See "Investment Objective and Principal Strategies."

                                        AN   INVESTMENT  IN  THE  FUND  INVOLVES
                                        SUBSTANTIAL  RISKS AND NO ASSURANCE  CAN
                                        BE GIVEN THAT THE FUND WILL  ACHIEVE ITS
                                        INVESTMENT OBJECTIVE.

The Adviser                             The Adviser, BNY Investment Advisors, is
                                        a division of The Bank of New York and has been registered as an investment adviser under the Investment Advisers
                                        Act of 1940, as amended (the "Investment
                                        Advisers Act"), since May 2001.

                                        The Bank of New  York is a  wholly-owned
                                        subsidiary  of  The  Bank  of  New  York
                                        Company,  Inc.  ("BNYCo"),   a  publicly
                                        traded financial  holding  company,  and
                                        was   founded   in  1784  by   Alexander
                                        Hamilton.  It  is  the  nation's  oldest
                                        bank.  With  over $90  billion  in total
                                        assets  as  of  June  30,  2003,   BNYCo
                                        provides a complete range of banking and
                                        other financial services to corporations
                                        and  individuals  worldwide  through its
                                        basic  businesses,   namely,  Securities
                                        Servicing and Global  Payment  Services,
                                        Corporate Banking,  BNY Asset Management
                                        and  Private  Client  Services,   Retail
                                        Banking, and Financial

                                        Market Services. The Bank of New York is the world's largest custodian bank with $7.8 trillion in assets under custody as of June 30, 2003.

                                        Pursuant  to  an   investment   advisory
                                        agreement with the Fund (the "Investment
                                        Management  Agreement"),  the Adviser is
                                        responsible for developing, implementing
                                        and  supervising  the Fund's  investment
                                        program   and    providing    day-to-day
                                        management services,  as well as various
                                        administrative  services,  to the  Fund.
                                        The  Adviser is  authorized,  subject to
                                        the  approval of the Board and  Members,
                                        to  retain  one  of  its  affiliates  to
                                        provide  any or  all  of the  investment
                                        advisory   services   required   to   be
                                        provided by the Adviser to the Fund or to assist in providing these services.

                                        In consideration of services provided by
                                        the Adviser, the Fund pays the Adviser a
                                        fee (the  "Investment  Management  Fee")
                                        computed  and paid monthly in advance at
                                        the   annual   rate  of   1.50%  of  the
                                        aggregate value of outstanding Interests determined as of the beginning of each month. A portion of the Management Fee will be refunded to the Fund in the event that the Investment Management Agreement is terminated at any time other than the end of a month in a pro rata amount based on the number of days remaining in the month.

                                        BNYCo, the parent company of The Bank of
                                        New  York,  The  Bank of New  York,  the
                                        Adviser,   and  their   affiliates   are
                                        subject to certain  U.S.  banking  laws,
                                        including  the Bank Holding  Company Act
                                        of 1956, as amended (the "BHCA"), and to
                                        regulation  by the Board of Governors of
                                        the  Federal  Reserve  System  or  other
                                        appropriate  bank  regulatory  agencies.
                                        The BHCA and  other  applicable  banking
                                        laws, rules, regulations and guidelines,
                                        and     the      interpretation      and
                                        administration  thereof  by the staff of
                                        the regulatory agencies which administer
                                        them, may restrict the  transactions and
                                        relationships between the Adviser, BNYCo
                                        and their  affiliates,  on the one hand,
                                        and the Fund, on the other hand, and may
                                        restrict     the     investments     and
                                        transactions by the Fund. BNYCo may be deemed to control the

                                        Fund  for  purposes  of the BHCA and has
                                        elected to treat the Fund as part of its
                                        "merchant banking" activities,  although
                                        BNYCo may change  this  election  in the
                                        future (without obtaining the consent of
                                        the Fund or of  investors  in the Fund).
                                        Consequently, the Fund is subject to the
                                        provisions   of   the   BHCA   governing
                                        merchant banking activities. (See "Other
                                        Risk   Factors"   and    "Statement   of
                                        Additional   Information  --  Investment
                                        Policies and Practices."

The Investment Manager                  Ivy,  an  affiliate  of The  Bank of New
                                        York,  has been  retained by the Adviser
                                        to serve as the  investment  manager  of
                                        the   Fund   and   provides   day-to-day
                                        investment  management  services  to the
                                        Fund, subject to the general supervision
                                        of the Adviser.  Ivy is registered as an
                                        investment  adviser under the Investment
                                        Advisers Act and is recognized as one of
                                        the  leading  multi-manager  alternative
                                        investment   specialists.    Since   its
                                        inception in 1984,  Ivy has provided its
                                        clients  the ability to  participate  in
                                        niche     investment      styles     and
                                        sophisticated  strategies  not typically
                                        available   to  the  general   investing
                                        public. Ivy offers a range of innovative
                                        multi-manager   alternative   investment
                                        products   and   customized   portfolios
                                        developed  to  address  specific  client
                                        objectives.  Ivy  is  a  direct,  wholly
                                        owned  subsidiary of BNYCo. As of August
                                        1, 2003, Ivy managed  approximately $7.8
                                        billion    of    client    assets.    As
                                        compensation for the services provided by Ivy, the Adviser pays Ivy a monthly fee equal to 50% of the Management Fee received by the Adviser pursuant to the Investment Management Agreement. The fee paid to Ivy is not an expense of the Fund. See "Management of the Fund."

Borrowings                              The Fund is  authorized  to borrow money
                                        for   investment   purposes,   to   meet
                                        repurchase   requests   and   for   cash
                                        management  purposes.  Borrowings by the
                                        Fund, including any borrowings on behalf
                                        of Portfolio Accounts,  are subject to a
                                        300% asset  coverage  requirement  under
                                        the  Investment  Company Act.  Portfolio
                                        Funds that are not registered investment
                                        companies   are  not   subject  to  this
                                        requirement.   Borrowings  by  Portfolio
                                        Funds   and  the  Fund  for   investment
                                        purposes    (a
                                        practice  known as  "leverage")  involve
                                        certain  risks.  Any such  borrowings by
                                        the Fund are made  solely for  Portfolio
                                        Accounts   and  are   not  a   principal
                                        investment  strategy  of the  Fund.  See
                                        "Principal   Risk  Factors  -  Leverage;
                                        Borrowing,"   "Other   Risk   Factors  -
                                        Borrowing  by the Fund" and  "Investment
                                        Objective  and  Principal  Strategies  -
                                        Borrowing;  Use of  Leverage."

Investor Qualifications                 Interests  are  being  offered  only  to
                                        investors that represent  that: (i) they
                                        are individuals or companies (other than
                                        investment  companies)  that  have a net
                                        worth (or in the case of individuals,  a
                                        joint net worth  with  their  spouse) of
                                        more than $1.5 million or that they meet
                                        certain       other        qualification
                                        requirements; (ii) they are U.S. persons
                                        for  Federal  income tax  purposes;  and
                                        (iii) they are not charitable  remainder
                                        trusts.  Interests  may not be purchased
                                        by    nonresident    aliens,     foreign
                                        corporations,    foreign   partnerships,
                                        foreign trusts or foreign estates, each as defined in the Internal Revenue Code of 1986, as amended.

                                        Before  an  investor  may  invest in the
                                        Fund, the  Distributor or the investor's
                                        sales  representative  will  require the
                                        investor   to  certify   that  it  meets
                                        applicable    investor     qualification
                                        requirements   and   that  it  will  not
                                        transfer  its  Interest  except  in  the
                                        limited  circumstances  permitted  under
                                        the   LLC   Agreement.   (The   form  of
                                        certification that each investor will be
                                        asked to sign is contained in Appendix A
                                        of this  prospectus.)  If an  investor's
                                        certification  is  not  received  on  or
                                        before  the  date  Interests  are  to be
                                        issued, the investor's order will not be
                                        accepted. The Fund reserves the right to
                                        reject any order for the  purchase of an
                                        Interest    and   may,   in   its   sole
                                        discretion,   suspend  the  offering  of
                                        Interests  at any  time.  See  "Investor
                                        Qualifications."

Investor Suitability                    AN   INVESTMENT  IN  THE  FUND  INVOLVES
                                        SUBSTANTIAL RISKS.

                                        It is possible that an investor may lose
                                        some  or all of its  investment.  Before
                                        making  an   investment   decision,   an
                                        investor   should   (i)   consider   the
                                        suitability  of  this   investment  with
                                        respect to its investment objectives and
                                        personal  situation  and  (ii)  consider
                                        factors  such as its personal net worth,
                                        income,    age,   risk   tolerance   and
                                        liquidity needs.

The Offering                            The  Fund is  offering  $150,000,000  of
                                        Interests     through    BNY    Hamilton
                                        Distributors,  Inc. (the "Distributor"),
                                        and through brokers, dealers and certain
                                        financial   institutions,    that   have
                                        entered into selling agreements with the
                                        Distributor   ("Selling  Agents").   See
                                        "Distribution     Arrangements."     The
                                        Distributor  may  accept  orders for any
                                        lesser amount.  It is expected that this
                                        offering of the Interests  will commence
                                        on  September  1,  2003.  The  Board may
                                        accept     initial    and     additional
                                        subscriptions for Interests as of the first day of each quarter, or at such other times as may be determined by the Board.

                                        The minimum  initial  investment  in the
                                        Fund  by  an   investor   is   $100,000.
                                        However,  a $75,000  minimum  investment
                                        requirement  applies for  investors  who
                                        have at least  $750,000 in assets  under
                                        the  management  of The Bank of New York
                                        or    its     affiliates.     Subsequent
                                        investments must be at least $25,000.

                                        In  connection  with sales of Interests,
                                        the Adviser  (or one of its  affiliates)
                                        may make one-time  payments from its own
                                        resources to the  Distributor or Selling
                                        Agents  of  up to 1%  of  the  value  of
                                        Interests sold by them. In addition, the
                                        Adviser (or one of its  affiliates)  may
                                        make ongoing  payments to Selling Agents
                                        from its own  resources  in an amount up
                                        to  0.90%  per  annum  of the  aggregate
                                        value of Interests  held by Members that
                                        are  customers of those  Selling  Agents
                                        (less  the   amount   of  any   investor
                                        servicing  fees  paid  to  them  by  the
                                        Fund).  These  payments  will  not be an
                                        obligation  of the  Fund or of  Members.
                                        See "Distribution Arrangements."

Investor Servicing Fee                  The  Fund  pays a  quarterly  fee to the
                                        Distributor to reimburse it for payments
                                        made  to  Selling   Agents  and  certain
                                        financial  advisers  that have agreed to
                                        provide  ongoing  investor  services and
                                        account    maintenance    services    to
                                        investors  in the Fund  that  are  their
                                        customers       ("Investor       Service
                                        Providers"). This fee will be in an amount, with respect to each Investor
                                        Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the average monthly aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of each month (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider. See "Investor
                                        Servicing Arrangements."


Distribution Policy                     The Fund  has no  present  intention  of
                                        making periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, Members will be required each year to pay applicable
                                        Federal, state and local income taxes on their respective shares of the Fund's income and gains.


Unlisted Closed-End Structure;          The  Fund  is  a  closed-end  management
Limited Liquidity  and                  investment  company.   Closed-end  funds
Transfer Restrictions                   differ    from    open-end    management
                                        investment companies (commonly known as mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares or interests on a daily basis.
                                        Thus, Members do not have the right to require the Fund to redeem Interests.

                                        In addition,  there is no public  market
                                        for  Interests  and none is  expected to
                                        develop.  With very limited  exceptions,
                                        Interests  are  not  transferable,   and
                                        liquidity  will be provided only through
                                        repurchase offers made from time to time
                                        by the Fund, as described  below.  If an
                                        investor   attempts  to   transfer   its
                                        Interest   in   violation   of  the  LLC
                                        Agreement,  the  transfer  will  not  be
                                        permitted   and   will   be   void.   An
                                        investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

Repurchases of Interests                The Fund,  from time to time,  may offer
                                        to  repurchase   outstanding   Interests
                                        pursuant to written  tenders by Members.
                                        Repurchase  offers  will be made at such
                                        times  and  on  such  terms  as  may  be
                                        determined  by the  Board  in  its  sole
                                        discretion, and generally will be offers
                                        to repurchase a specified  dollar amount
                                        of  outstanding  Interests.  The Adviser
                                        expects  that it will  recommend  to the
                                        Board that the Fund offer
                                        to  repurchase  Interests as of December
                                        31,  2003,  and  thereafter,  twice each
                                        year,  as of  June 30 and  December  31.
                                        Commencing with  repurchase  offers made
                                        after  December  31,  2003, a repurchase
                                        fee  equal to  1.00% of the  value of an
                                        Interest  (or  portion  of an  Interest)
                                        repurchased,  which is  retained  by the
                                        Fund, will apply if the date as of which
                                        the   Interest   is  to  be  valued  for
                                        purposes of  repurchase is less than one
                                        year  following  the date of a  Member's
                                        initial  investment in the Fund. The fee
                                        is intended to offset  costs  associated
                                        with short-term investments in the Fund.
                                        If  applicable,  the repurchase fee will
                                        be  deducted   before   payment  of  the
                                        proceeds  of  a   repurchase.   The  LLC
                                        Agreement  generally  provides  that the
                                        Fund will be dissolved if the Interest of any Member that has submitted a written request for repurchase of its Interest, in accordance with the terms of the LLC Agreement, has not been repurchased by the Fund within a period of two years after the Member's request.

                                        If a repurchase offer is  oversubscribed
                                        by  Members  who tender  Interests,  the
                                        Fund  will  repurchase  only a pro  rata
                                        portion of the Interest tendered by each
                                        Member.   In  addition,   a  Member  who
                                        tenders for repurchase only a portion of an Interest will be required to maintain a minimum capital account balance of $75,000. The Fund maintains the right to reduce the portion of an Interest to be repurchased from a Member so that the required minimum capital account balance is maintained.

                                        The  Fund may  redeem  all or part of an
                                        Interest   if,   among  other   reasons,
                                        ownership  of an  Interest  by a  Member
                                        would cause the Fund, the Adviser or Ivy
                                        to be in  violation  of the  securities,
                                        commodities or other laws of the U.S. or
                                        any  other  relevant  jurisdiction.  See
                                        "Repurchases     of    Interests     and
                                        Transfers--No   Right  of   Redemption,"
                                        "--Repurchases    of   Interests"    and
                                        "--Mandatory Redemption by the Fund."

Taxation                                Counsel  to the  Fund  has  rendered  an
                                        opinion that
                                        the   Fund   will  be  classified  as  a
                                        partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund also has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.


                                        If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. See "Tax Aspects."

ERISA Plans And Other                   Because the Fund and the Portfolio Funds
  Tax-Exempt Entities                   may  use  leverage, investors subject to
                                        the Employee  Retirement Income Security
                                        Act of 1974,  as amended  ("ERISA")  and
                                        other  tax-exempt  investors  may  incur
                                        income tax  liability  to the extent the
                                        Fund's   transactions   are  treated  as
                                        giving   rise  to   unrelated   business
                                        taxable income. The Fund is not designed
                                        for  investment by charitable  remainder
                                        trusts and,  therefore,  such trusts may
                                        not purchase  Interests.  See "SAI - Tax
                                        Aspects"     and     "SAI    -     ERISA
                                        Considerations."

Principal Risks and Special
   Considerations                       An   investment  in  the  Fund  involves
                                        substantial     risks    and     special
                                        considerations, including the following:

                                          o  Investing in the Fund can result in
                                             a loss of capital invested.

                                          o  Various risks are  associated  with
                                             the     securities     and    other
                                             instruments   in  which   Portfolio
                                             Managers   may   invest   and   the
                                             specialized  investment  techniques
                                             they may use,  including the use of
                                             leverage,     short    sales    and
                                             derivatives,      which     involve
                                             substantial risks.

                                          o  The Fund was recently  formed,  and
                                             certain    Portfolio    Funds   and
                                             Portfolio  Managers  may  be  newly
                                             formed  and  have   limited  or  no
                                             operating histories.

                                          o  With   very   limited   exceptions,
                                             Interests are not transferable, and
                                             liquidity  will  be  provided  only
                                             through repurchase offers made from
                                             time to time by the Fund.  There is
                                             no   assurance   that  an  investor
                                             tendering     an    Interest    for
                                             repurchase  in  connection  with  a
                                             repurchase  offer  made by the Fund
                                             will have that Interest repurchased
                                             in that repurchase offer.

                                          o  The Fund is a non-diversified  fund
                                             and invests in Portfolio Funds that
                                             may not have diversified investment
                                             portfolios,  thereby increasing the
                                             risk to the Fund of the performance
                                             of a single Portfolio Fund.

                                          o  Portfolio Funds may, in some cases,
                                             concentrate  their investments in a
                                             single industry or group of related
                                             industries,  which can increase the
                                             sensitivity  of  their   investment
                                             returns   to    economic    factors
                                             affecting that industry or group of
                                             industries.

                                          o  Portfolio  Managers  may  invest in
                                             the securities of companies  having
                                             small market capitalizations, which
                                             involve greater risks than would be
                                             involved in investing in securities
                                             of companies  having  larger market
                                             capitalizations   as  a  result  of
                                             various factors,  including greater
                                             volatility of stock prices, greater
                                             dependence  on a limited  number of
                                             key   personnel  and  more  limited
                                             financial resources.

                                          o  Investments  by Portfolio  Funds in
                                             fixed-income  and  debt  securities
                                             are   affected   by  a  number   of
                                             factors,    including   fluctuating
                                             interest rates,  perceptions of the
                                             issuer's          creditworthiness,
                                             political  stability,  soundness of
                                             economic policies and, with respect
                                             to  certain  types of  fixed-income
                                             securities, changes in the economic
                                             environment  that may affect future
                                             cash flows.

                                          o  Portfolio  Managers will charge the
                                             Fund asset-based fees and typically
                                             will also be  entitled  to  receive
                                             performance-based   allocations  of
                                             Fund profits. These are in addition
                                             to the  Management  Fee paid by the
                                             Fund. Performance-based allocations
                                             may   create   an   incentive   for
                                             Portfolio    Managers    to    make
                                             investments  that  are  riskier  or
                                             more  speculative  than  those that
                                             might have been made in the absence
                                             of such arrangements.

                                          o  Portfolio  Funds generally will not
                                             be    registered    as   investment
                                             companies   under  the   Investment
                                             Company  Act  and,  therefore,  the
                                             Fund as an  investor  in  Portfolio
                                             Funds will not have the  benefit of
                                             the  protections  afforded  by  the
                                             Investment  Company  Act,  such  as
                                             limitations  applicable  to the use
                                             of   leverage   (See    "Investment
                                             Objective and Principal  Strategies
                                             - Borrowing;  Use of Leverage") and
                                             the  requirements   concerning  the
                                             custody of assets and  approvals of
                                             investment advisory arrangements.

                                          o  Ivy may have  little or no means of
                                             independently verifying information
                                             provided by Portfolio  Managers and
                                             thus,  may not be able to ascertain
                                             whether   Portfolio   Managers  are
                                             adhering    to   their    disclosed
                                             investment   strategies   or  their
                                             investment   or   risk   management
                                             policies.

                                          o  The  Fund   relies   primarily   on
                                             information  provided by  Portfolio
                                             Managers in valuing its investments
                                             in Portfolio  Funds and determining
                                             the value of  Interests,  and thus,
                                             there  is a  risk  that  inaccurate
                                             valuations  provided  by  Portfolio
                                             Managers could adversely affect the
                                             value of Interests  and the amounts
                                             Members receive upon the repurchase
                                             of  Interests.   Because  Portfolio
                                             Funds   provide   net  asset  value
                                             information   to  the   Fund  on  a
                                             monthly  basis and do not generally
                                             provide  detailed   information  on
                                             their investment positions,  except
                                             on  an  annual   basis,   the  Fund
                                             generally   will  not  be  able  to
                                             determine  the  fair  value  of its
                                             investments  in Portfolio  Funds or
                                             its net asset  values other than as
                                             of the  end of each  month  and may
                                             not be  able  to  verify  valuation
                                             information  given  to the  Fund by
                                             Portfolio  Managers  (except in the
                                             case of Portfolio Accounts).

                                          o  Investors  will bear  directly fees
                                             and  expenses at the Fund level and
                                             indirectly   fees,   expenses   and
                                             performance-based   allocations  at
                                             the  Portfolio  Fund  or  Portfolio
                                             Account level.

                                          o  The  Fund   may   make   additional
                                             investments     in    or     effect
                                             withdrawals  from  Portfolio  Funds
                                             only  at  certain  specified  times
                                             and,     in     connection     with
                                             withdrawals,  the Fund may  receive
                                             securities  that  are  illiquid  or
                                             difficult  to value.  Depending  on
                                             the   policies   of  a   particular
                                             Portfolio Fund, the Fund may not be
                                             able to withdraw its  investment in
                                             the Portfolio  Fund promptly  after
                                             the Fund has made a decision  to do
                                             so,  which may  result in a loss to
                                             the Fund and may  adversely  affect
                                             the Fund's investment return.

                                          o  Delays   in    Portfolio    Manager
                                             reporting   may  delay  reports  to
                                             Members and will require Members to
                                             seek  extensions of the
                                             deadline  to  file their respective
                                             tax returns.

                                          o  The  fees   and   performance-based
                                             allocations  indirectly  payable by
                                             the  Fund  as  a   result   of  its
                                             investments  in Portfolio  Funds or
                                             Portfolio  Accounts  may be  higher
                                             than  those  of  other   registered
                                             investment companies.

                                        IN VIEW OF THE  RISKS  OF  INVESTING  IN
                                        PORTFOLIO  FUNDS AND OTHER  RISKS  NOTED
                                        ABOVE AS WELL AS THE RISKS  DESCRIBED IN
                                        "OTHER  RISK   FACTORS"   THAT  ARE  NOT
                                        SUMMARIZED   ABOVE,   THERE  CAN  BE  NO
                                        ASSURANCE THAT THE FUND WILL ACHIEVE ITS
                                        OBJECTIVE OF LIMITING THE  VOLATILITY OF
                                        INVESTMENT RETURNS.  THUS, AN INVESTMENT
                                        IN  THE  FUND  SHOULD  BE  CONSIDERED  A
                                        SPECULATIVE   INVESTMENT  AND  INVESTORS
                                        SHOULD  INVEST  IN THE FUND ONLY IF THEY
                                        CAN  SUSTAIN  A  COMPLETE  LOSS OF THEIR
                                        INVESTMENT.

                                        NO GUARANTEE OR  REPRESENTATION  IS MADE
                                        THAT THE INVESTMENT  PROGRAM OF THE FUND
                                        OR  ANY   PORTFOLIO   MANAGER   WILL  BE
                                        SUCCESSFUL,  THAT THE VARIOUS  PORTFOLIO
                                        MANAGERS  SELECTED WILL PRODUCE POSITIVE
                                        RETURNS  OR THAT THE FUND  WILL  ACHIEVE
                                        ITS INVESTMENT OBJECTIVE.

                                        See "Principal  Risk Factors" and "Other
                                        Risk Factors."

                            SUMMARY OF FUND EXPENSES

         The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Maximum Sales Load (as a percentage
        of offering price)..................................................None
     Repurchase Fee (as percentage of value of
        Interest repurchased)..............................................1.00%
     (applies to repurchases of Interests less than one year after date of initial investment)

Annual Expenses (as a percentage of net assets attributable to
     Interests)
     Management Fee................................................... 1.50%
     Other Expenses................................................... 1.35% (1)
     Total Annual Expenses............................................ 2.85%



     (1) Reflects all expected ordinary operating expenses other than the Management Fee and includes organization expenses which will be borne by investors solely during the first twelve months of the Fund's operations. Other Expenses and Total Annual Expenses are estimated at 1.20% and 2.70%, respectively, for subsequent periods. See "Management of the Fund -- Fund Expenses."

         The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming Fund net assets of $200 million. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund." In addition to the costs and expenses that investors in the Fund will bear directly or indirectly, the Fund will bear costs and expenses as an investor in Portfolio Funds (or if it retains Portfolio Managers to manage Portfolio Accounts), which are not reflected in the table and will reduce the Fund's investment returns.

                                                        EXAMPLE 1

                                            1 YEAR      3 YEARS       5 YEARS      10 YEARS
                                            ------      --------      -------      --------
An investor would pay the
following expenses on a
$1,000 investment, assuming a
5% annual return:                            $27          $84         $143          $303

                                                        EXAMPLE 2

                                            1 YEAR      3 YEARS       5 YEARS      10 YEARS
                                            ------      --------      -------      --------
An investor would pay the
following expenses on a
$100,000 investment,
assuming a 5% annual return:                $2,731       $8,383       $14,298      $30,318

THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

                             PRINCIPAL RISK FACTORS

         AN INVESTMENT IN THE FUND INVOLVES SUBSTANTIAL RISKS, INCLUDING THE RISK THAT THE ENTIRE AMOUNT INVESTED MAY BE LOST. The Fund allocates its assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

         Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Additional risks are discussed under "Other Risk Factors." Prospective investors should read this entire prospectus and the statement of additional information of the Fund (the "SAI") and consult with their own advisers before deciding whether to invest. In addition, as the Fund's investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

INVESTMENT-RELATED RISKS

         GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Portfolio Funds and the Portfolio Accounts. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

         HIGHLY VOLATILE MARKETS. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which a Portfolio Fund's or a Portfolio Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

         RISKS OF SECURITIES ACTIVITIES. All securities investing and trading activities involve the risk of loss of capital. While Ivy Asset Management Corp. ("Ivy"), the investment manager of the Fund, will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that Members will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Portfolio Managers' styles of investing:

         EQUITY SECURITIES. Portfolio Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Managers also may invest in depository receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

         FIXED-INCOME SECURITIES. The value of fixed-income securities in which Portfolio Funds and Portfolio Accounts invest will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

         SMALL CAP AND MID CAP ISSUERS. Historically, small and medium market capitalization stocks have been more volatile in price than the larger capitalization stocks. Among the reasons for greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the market for such stocks, and the greater sensitivity of small and medium size companies to changing economic conditions. Besides exhibiting greater volatility, medium and small company stock prices may fluctuate independently of larger company stock prices. Medium and small company stock prices may decline as large company stock prices rise, or vice versa. In addition, small and medium size companies in which the Portfolio Funds invest may have products and management which have not been thoroughly tested by time or by the marketplace. These companies may also be more dependent on a limited number of key personnel and their financial resources may not be as substantial as those of more established companies.

         DISTRESSED INVESTMENTS. There are significant business risks associated with distressed securities investing. Because of the inherently speculative nature of this activity, the results of the Fund's operations may be expected to fluctuate from month to month and from period to period. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results which may be expected in future periods.

         The Fund may invest with a Portfolio Manager that invests in securities of U.S. and foreign issuers that are in financial distress, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. These securities may include bank loans, senior or subordinated debt securities, trade claims, promissory notes, preferred equity, warrants and other evidences of indebtedness. There can be no assurance that a Portfolio Manager will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment situation. Investments in financially troubled companies involve substantial financial and business risks that can result in substantial or even total loss. Among the risks inherent in such investments is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Investments in securities of companies in bankruptcy, liquidation or reorganization proceedings are often subject to litigation among the participants in such proceedings. Such investments also may be adversely affected by federal and state laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court's power to disallow, reduce, subordinate or disenfranchise particular claims. These and other factors contribute to above-average price volatility and abrupt and erratic movements of the market prices of these securities, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.

         Securities of financially troubled companies require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by a Portfolio Manager. To the extent that a Portfolio Manager becomes involved in such proceedings, the Portfolio Manager may have a more active participation in the affairs of the issuer than that assumed generally by an investor, and such participation may generate higher legal fees and other transaction costs than would otherwise be incurred.

         In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Manager of the security in respect to which such distribution was made.

         In certain transactions, a Portfolio Manager may not be "hedged" against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

         The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's or a Portfolio Account's investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

         DERIVATIVES. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. These investments may include options, futures contracts, swaps and structured notes, among others. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Portfolio Funds or Portfolio Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds or Portfolio Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

         LEVERAGE; INTEREST RATES; MARGIN. Portfolio Funds generally are permitted to borrow money for investment purposes, to meet capital withdrawals and for cash management purposes. Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Portfolio Funds and Portfolio Accounts may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund or Portfolio Account could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that Portfolio Funds or Portfolio Accounts borrow funds, the rates at which they can borrow may affect the operating results of the Fund. Any borrowings by the Fund for investment purposes are made solely for Portfolio Accounts.

         In general, the anticipated use of short-term margin borrowings by Portfolio Funds and Portfolio Accounts results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds or Portfolio Accounts have borrowed increase their maintenance margin requirements (I.E., reduce the percentage of a position that can be financed), then the Portfolio Funds could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, a Portfolio Fund or Portfolio Account might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

         SHORT SELLING. The Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. This technique allows an investor to profit from a decline in market price of the securities sold short to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

         Portfolio Funds and Portfolio Accounts may also effect short sales "against the box." These transactions involve selling short securities that are owned (or that a Portfolio Fund or Portfolio Account has the right to obtain). When a Portfolio Fund or Portfolio Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Portfolio Funds and Portfolio Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

GENERAL RISKS

         LIMITED OPERATING HISTORY. The Fund is a recently formed entity that has only a limited operating history that investors can use to evaluate the Fund's investment performance. Certain Portfolio Funds may also be recently or newly formed entities that have limited or no operating histories. In such cases, Ivy will have evaluated the past investment performance of Portfolio Managers or their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Portfolio Fund managed by a Portfolio Manager. Although Ivy, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund's investment program should be evaluated on the basis that there can be no assurance that Ivy's assessments of Portfolio Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

         NON-DIVERSIFIED STATUS AND INDUSTRY CONCENTRATION. The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act") on the percentage of the Fund's assets that may be invested in the securities of any one issuer. Also, there are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, not more than 10% of the Fund's net assets are allocated to any one Portfolio Manager.

         In addition, the Fund does not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in a single industry or group of related industries (but will invest 25% or more of the value of its total assets in Portfolio Funds except during temporary periods of adverse market conditions affecting Portfolio Funds in which the Fund may invest). Portfolio Funds generally are not subject to similar industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. The Fund will not invest in a Portfolio Fund if, as a result of such investment, 25% or more of the value of the Fund's total assets would be invested in Portfolio Funds that have investment programs that focus on investing in one particular industry or group of related industries. Nevertheless, it is possible that, at any given time, the Portfolio Funds in which the Fund is invested will, in the aggregate, have investments in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. For this reason, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Portfolio Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Portfolio Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and Ivy may not be able to determine at any given time whether or the extent to which Portfolio Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry or group of related industries.

         LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS. An investment in the Fund provides limited liquidity since Members will not be able to redeem Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

         Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than Ivy would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. Ivy intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

         If a Member tenders its Interest (or a portion of its Interest) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Member after the date on which the repurchase offer terminates. However, the value of Interests that are tendered by Members generally will not be determined until a date approximately one month later and will be based on the value of the Fund's assets as of such later date. A Member will thus continue to bear investment risk after an Interest is tendered for repurchase until the date as of which the Interest is valued for purposes of repurchase. In addition, commencing with repurchase offers made after December 31, 2003, a repurchase fee equal to 1.00% of the value of an Interest (or portion of an Interest) repurchased by the Fund will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than one year following the date of a Member's initial investment in the Fund. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the values of Interests when making their decisions as to whether to tender Interests for repurchase.

         The Fund expects to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. Although the Fund does not generally intend to make distributions in-kind, under the foregoing circumstances, and in other unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase, Members may receive in-kind distributions of investments from the Fund's portfolio (valued in accordance with the Fund's valuation policies) in connection with the repurchase of Interests by the Fund. Any such distributions will be made on the same basis to all Members in connection with any particular repurchase offer. In addition, a distribution may be made partly in cash and partly in-kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale. Members receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable, Members may not be able to sell the securities except at prices that are lower than those at which the securities were valued by the Fund or without substantial delay. For these various reasons, an investment in the Interests is suitable only for sophisticated investors. See "Repurchases of Interests and Transfers."

         POSSIBLE DELAYS IN SCHEDULES K-1. Each year, the Fund will distribute Schedules K-1 to Members so that they can prepare their respective income tax returns. The preparation of such returns is each Member's sole responsibility. The Fund's ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when it receives the requisite information from Portfolio Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. However, it is inevitable that delays will occur. Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns. Members should consult their personal tax advisers.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

         Portfolio Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Portfolio Funds, such as the limitations applicable to the use of leverage and the requirements concerning the custody of assets and approvals of investment advisory arrangements. Although Ivy expects to receive information from each Portfolio Manager regarding its investment performance and investment strategy on a regular basis, and monthly information on the value of the Fund's investments in Portfolio Funds, in most cases Ivy has little or no means of independently verifying this information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to Ivy, which may involve risks under some market conditions that are not anticipated by Ivy. It is expected that the Fund will be given advance notice of any material change in a Portfolio Fund's investment program or policies. However, there can be no assurance that a Portfolio Manager will provide such notice and thus, the Fund's investment portfolio may be subject to additional risks which may not be promptly identified by Ivy. In addition, many Portfolio Managers will not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), in reliance on certain exemptions from registration under that act. In such cases, Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

         By investing in Portfolio Funds and Portfolio Accounts indirectly through the Fund, investors bear asset-based fees at the Fund level and indirectly asset-based fees and performance-based allocations at the Portfolio Fund or Portfolio Account level. Similarly, Members bear a proportionate share of the other operating expenses of the Fund (including administrative expenses) and, indirectly, similar expenses of the Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that may be considerably higher than the $75,000 minimum imposed by the Fund, could invest directly with the Portfolio Managers thereby avoiding the additional fees and expenses of the Fund.

         Each Portfolio Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other Portfolio Managers or the investment performance of the Fund generally. Thus, a Portfolio Manager with positive investment performance will receive this allocation from the Fund (and indirectly from Members) even if the Fund's overall investment return is negative. Investment decisions of the Portfolio Managers are made independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund or Portfolio Account whose shares are being sold by another Portfolio Manager for another Portfolio Fund or Portfolio Account. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

         Since the Fund may make additional investments in or effect withdrawals from a Portfolio Fund only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Fund, the Fund from time to time: may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest; may have to borrow money to repurchase Interests; and may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses.

         Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, Ivy would seek to dispose of these securities in a manner that is in the best interests of the Fund.

         The Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Fund's actions or has incurred liabilities arising from the Fund's actions. In addition, the Fund may agree to indemnify the Portfolio Manager of a Portfolio Account for certain matters, subject to limitations imposed by the Investment Company Act.

         ESTIMATES. In most cases, the Fund will have little ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund, which Ivy requires that each Portfolio Manager provide on at least a monthly basis. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Portfolio Funds are completed.

         Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board.

         It is possible that the valuation of the Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date will vary from the fair value of the investment as determined under procedures adopted by the Board. In such event, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. Ivy will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Board by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Fund, as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Fund, new Members and Members whose Interests are repurchased.

                               OTHER RISK FACTORS

         ILLIQUID PORTFOLIO INVESTMENTS. Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund or a Portfolio Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

         FOREIGN INVESTMENTS. It is expected that Portfolio Funds and Portfolio Accounts will invest in securities of foreign companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio
Manager's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the U.S. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the U.S. In addition, unfavorable changes in foreign currency exchange rates may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in foreign markets. Portfolio Managers may, but are generally not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful.

         Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more mature markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

         CALL AND PUT OPTIONS. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (E.G., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (E.G., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

         HEDGING TRANSACTIONS. The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect a Portfolio Fund's or

Portfolio Account's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Portfolio Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

         COUNTERPARTY CREDIT RISK. Many of the markets in which the Portfolio Funds or Portfolio Accounts effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund or Portfolio Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not BONA FIDE) or because of a credit or liquidity problem, thus causing the Portfolio Fund or Portfolio Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds and Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, Ivy, with the intent to diversify, intends to monitor counterparty credit exposure of Portfolio Funds and Portfolio Accounts. The ability of Portfolio Funds and Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

         BORROWING BY THE FUND. The Fund is authorized to borrow money from brokerage firms and banks for investment purposes, to meet repurchase requests and for cash management purposes. Although the Fund is authorized to borrow for investment purposes, any borrowings for investment purposes are made solely for Portfolio Accounts. The use of borrowings for investment purposes is not a principal investment strategy of the Fund. In the event that the Fund engages in borrowing for investment purposes through a Portfolio Account, the Fund will be subject to greater risk of loss. Such loss could result from, for example, the Fund having to liquidate investment positions for a Portfolio Account at inopportune times and prices in order to meet margin requirements.

         PERFORMANCE-BASED ALLOCATIONS. Each Portfolio Manager generally is entitled to receive performance-based allocations, expected to range from 15% to 25% of net profits, with respect to the Portfolio Fund that it manages. Performance-based allocations may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains.

         INABILITY TO VOTE OR EXERCISE CONTROL. In many cases, the Fund will hold non-voting securities in Portfolio Funds or waive the right to vote its securities with respect to Portfolio Funds. In such cases, the Fund will not be able to vote on matters that require the approval of the security holders of the Portfolio Fund, including matters adverse to the Fund's interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Portfolio Fund to cause the Fund to control any Portfolio Fund. Applicable securities rules and interpretations may limit the percentage of voting or non-voting securities of any Portfolio Fund that may be held by the Fund.

         CONFLICTS OF INTEREST. The Adviser, Ivy and their affiliates, as well as many of the Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Portfolio Funds. In addition, investment professionals associated with the Adviser, Ivy or Portfolio Managers may carry on investment activities for their own accounts and the accounts of family members (collectively, with other accounts managed by the Adviser, Ivy and their affiliates, "Other Accounts"). The Fund and Portfolio Funds have no interest in these activities. As a result of the foregoing, the Adviser, Ivy and Portfolio Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.

         There may be circumstances under which Ivy or a Portfolio Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's or a Portfolio Fund's assets they commit to such investment. There also may be circumstances under which Ivy or a Portfolio Manager purchases or sells an investment for its Other Accounts and does not purchase or sell the same investment for the Fund or a Portfolio Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of Ivy, and generally also the policy of the Portfolio Managers, that investment decisions for the Fund, Portfolio Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and investment transactions and opportunities be fairly allocated among their clients, including the Fund and Portfolio Funds.

         The Adviser, Ivy, Portfolio Managers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and Portfolio Funds and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund or Portfolio Funds. In addition, the Adviser, Ivy and Portfolio Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees and performance-based incentive allocations to which the Fund and its Members are subject.

         HIGH YIELD ("JUNK") BONDS. Portfolio Funds and Portfolio Accounts may invest in non-investment grade debt securities (commonly referred to as "junk bonds"). Non-investment grade debt securities are securities that have received a rating from a nationally recognized statistical rating organization (a "Rating Agency") below the fourth highest rating category or, if not rated by any Rating Agency, have been determined by the Fund to be of comparable quality.

         Investments in non-investment grade debt securities, including convertible lower rated debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress than would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, Portfolio Funds or Portfolio Accounts may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities. Debt securities a Portfolio Fund or Portfolio Account has sold short may be favorably impacted (to the detriment of the Portfolio Fund or Portfolio Account) by the factors discussed above (E.G., increased ability to service principal or interest payments).

         TAX RISKS. A non-corporate Member's share of the Fund's investment expenses (including, but not limited to, the Management Fee and the Fund's share of any fees payable by Portfolio Funds to the Portfolio Managers) may be subject to certain limitations on deductibility for regular Federal income tax purposes. Such expenses may be completely disallowed for purposes of determining whether the non-corporate Member's alternative minimum tax liability will apply. See "Taxes."

         DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY. The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. See "Taxes."

         CONSIDERATIONS FOR ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES. Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts and 401(k) and Keogh Plans, may purchase
Interests. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations" in the SAI. Because the Fund and the Portfolio Funds in which it invests may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. See "Taxes." The Fund is not designed for investment by charitable remainder trusts. For this reason, charitable remainder trusts may not purchase Interests.

         BANKING REGULATION. The Bank Holding Company Act of 1956, as amended (the "BHCA"), and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, Ivy, BNYCo and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund. See "Statement of Additional Information - Investment Policies and Practices" for a discussion of risks related to such restrictions.

         PORTFOLIO ACCOUNT ALLOCATIONS. The Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a Portfolio Account for the Fund, rather than invest in the Portfolio Manager's Portfolio Fund. Portfolio Accounts can expose the Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that the Fund could lose more in a Portfolio Account that is managed by a particular Portfolio Manager than the Fund has allocated to such Portfolio Manager to invest. This risk may be avoided if the Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of the Fund's assets, creates a separate investment vehicle for which a Portfolio Manager will serve as general partner and in which the Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Portfolio Accounts.

                                 USE OF PROCEEDS

         The Fund will invest the net proceeds of the offering in accordance with its investment objective, investment policies and principal strategies as soon as practicable after Interests are sold. Based on current market conditions, Ivy expects the Fund will be fully invested within [ ] months. Pending full investment of the proceeds of the offering in

Portfolio Funds or through Portfolio Accounts, the proceeds of the offering will be invested in short-term, high quality debt securities.

                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

THE FUND'S OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide above average capital appreciation with low to moderate volatility of investment returns. No assurance can be given that the Fund will achieve its investment objective.

         The Fund's investment objective is fundamental and may not be changed without the approval of Members. However, except as otherwise stated in this prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund's fundamental investment policies are listed in the SAI. Its principal investment policies and strategies are discussed below. The Fund may change any investment policies and strategies that are not fundamental, if the Board believes doing so would be consistent with the Fund's investment objective.

THE FUND'S INVESTMENT PROGRAM

         The Fund pursues its investment objective by investing primarily in Portfolio Funds that are managed by Portfolio Managers that pursue Equity Investing, Special Situations and Relative Value investment strategies. Ivy is responsible for selecting the Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the Adviser and the Board. The Fund implements these allocation decisions by investing primarily in Portfolio Funds that are managed by Portfolio Managers selected by Ivy.

         Portfolio Funds are investment funds, typically organized as limited partnerships, that are not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest in the fund. The typical Portfolio Fund has greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities it may own, the types of trading strategies it may employ and, in many cases, the amount of leverage it may use.

         The Fund's assets are allocated primarily to Portfolio Managers that pursue Equity Investing, Special Situations and Relative Value investment strategies.

         EQUITY INVESTING (INCLUDING SHORT SELLING). Portfolio Managers pursuing this investment strategy emphasize individual stock selection (known as bottom-up investing), rather than identifying trends in the economy or in particular industry sectors and then selecting stocks of issuers that are expected to benefit from those trends (known as top-down investing or market timing). The Portfolio Managers utilize fundamental analysis and other analytical and statistical approaches in their securities selection process.

         Portfolio Managers pursuing Equity Investing strategies seek to purchase securities at prices which, in the Portfolio Managers' opinion, are less than the per share value of the issuers' assets or earning power. As part of their analysis, these Portfolio Managers look at an issuer's quality of earnings, operating cash flow and underlying asset values. Some Portfolio Managers may use an asset value approach that emphasizes the relationship of current market price of a stock to an issuer's book value or to a restated realizable value of the issuer's assets. Other Portfolio Managers may emphasize the quality of earnings and focus on the relationship between the current price of an issuer's securities as compared to its earnings, cash flow and prospects for growth in earnings. The quality of an issuer's management and the "franchise" value of the issuer's products are also taken into consideration. Short sellers, on the other hand, look for the absence of these qualities. They focus on companies which have negative cash flow, exceedingly high market values as compared to the value of their assets, or exceedingly high prices compared with low earnings, or even deficits. They also look for companies that may now be "faddish", that are believed to have deteriorating prospects, and those that have bloated inventories or receivables. Also, aggressive accounting practices which have artificially increased earnings attract the attention of short sellers.

         Portfolio Managers that pursue Equity Investing strategies generally attempt to purchase securities at depressed prices, or to sell short securities selling at what they perceive to be inflated prices. Their goal is to maintain positions with profit potential and to reduce the variability of portfolio returns. Portfolio Managers pursuing this strategy typically invest in common stocks and stock options.

         SPECIAL SITUATIONS INVESTING. Typically, these strategies, which are also referred to as "event driven" strategies, involve investing in opportunities created by significant, generally one-off, transactional events such as spin-offs, mergers and acquisitions, restructurings and bankruptcy proceedings. Ivy will generally select Portfolio Managers that utilize merger arbitrage and distressed securities investing, as described below, but may also select Portfolio Managers that utilize other types of Special Situations investing strategies and typically invest in various securities and financial instruments and transactions, including common stocks, corporate debt securities and swaps.

         MERGER ARBITRAGE. While "riskless" arbitrage involves the purchase of one security with the simultaneous sale of an equivalent security, "merger" arbitrage involves the taking of a position in a security subject to an acquisition, an exchange offer, tender offer, reorganization or liquidation (each, an "Event").

         Portfolio Managers following this strategy must weigh certain factors to determine the probability that the Event will occur. These factors typically include the likelihood of obtaining shareholder approval and the permission of government authorities (if applicable); the possibility of litigation arising as a result of, or in connection with, the Event; and the transacting parties' willingness to accept, or defend against, the terms applicable to the Event.

         Portfolio Managers that pursue merger arbitrage investment strategies seek to profit from the "spread" between the current market price of a security and the amount to be realized from the disposition of the security following the consummation of the Event. They may also attempt to hedge against "market risk" associated with these positions. For example, if the Portfolio Manager purchases a target issuer's shares, which are to be exchanged for shares of the acquiring company, the Portfolio Manager may offset the purchase with a short sale of shares of the acquiring company's stock having an equivalent value. The success of this strategy is largely dependent upon the ability of the Portfolio Manager to predict the outcome of the proposed transaction.

         DISTRESSED SECURITIES INVESTING. This strategy involves the purchase of securities (including bonds) of issuers that are currently out-of- favor, have low credit ratings or are affected by adverse factors. In many cases the securities are issued by an issuer that has declared bankruptcy, is about to declare itself bankrupt, or has recently emerged through reorganization from bankruptcy proceedings.

         Portfolio Managers employing this strategy typically purchase low-grade (commonly known as "junk") bonds, as well as common stocks or preferred stocks. Many of the issuers of these securities are either in default of payment of their debt obligations, or are considered by one or more rating agencies to have a relatively high risk of nonpayment of their debt obligations. The Portfolio Mangers seek to identify those issuers' securities that are believed to be trading at a price that is less than their perceived intrinsic value. Their analyses typically involve a variety of factors, including an anticipation of an upgrade in the issuers' bond ratings, expectation that a reorganization will result in greater value, or other business factors that the Portfolio Manager believes have not yet been accounted for by the marketplace.

         Portfolio Managers pursuing this strategy often purchase securities of issuers involved in reorganizing their affairs through the bankruptcy process. The bankruptcy process may provide these issuers an opportunity to restructure their balance sheet. Portfolio Managers follow the proceedings closely, analyzing, in particular, the companies' various liabilities, including their outstanding secured loans, unsecured loans, collateralized loans, private bank loans and trade claims.

         RELATIVE VALUE INVESTING. Portfolio Managers pursuing Relative Value investing strategies seek to profit from pricing inefficiencies in various markets, including stocks and bonds, of U.S. and foreign issuers. The Portfolio Managers, whose goal is to generate investment returns while minimizing directional market risk, attempt to neutralize long and short exposures to minimize the impact of general market movements. This is generally accomplished by entering into two simultaneous transactions: the purchase of a security perceived to be undervalued, and the selling short of a security perceived to be overvalued. The effectiveness of the strategy depends on the Portfolio Manager's ability correctly to predict that the long position will increase in value relative to the market as a whole and that the stock sold short will decrease in value relative to the market as a whole.

         Relative Value investing strategies typically include convertible hedging, long/short market neutral equities trading and basis and spread trading, which are described below. Ivy will generally select Portfolio Managers that utilize these strategies, but may also select Portfolio Managers employing other types of Relative Value investing strategies.

         CONVERTIBLE HEDGING. Convertible hedging involves the purchase of a convertible security (which may include bonds, preferred stock, or rights and warrants) issued by the issuer and the short sale of that issuer's common stock as a hedge. The convertible security generally has a higher rate of return than the common stock, carries the issuer's legal obligation to redeem at a pre-determined future date, and places its owner in a higher liquidation priority than the common stockholders. As a result, the convertible security generally retains a larger percentage of its value than the common stock when stock prices are falling, while retaining the ability to increase in value as the common stock price rises toward, and above, the conversion price. These Portfolio Managers purchase the convertible security when its "premium" (i.e., the excess of its price over the conversion value) is perceived to be relatively low. If the common stock price were to decline, it would likely decline in value below that of the bond. If the common stock price were to rise, the price of the convertible bond would likely increase as well. The return from this strategy generally is equal to the sum of the coupon and the gains from a short stock rebate, less any dividend payments or borrowing costs.

         LONG/SHORT MARKET NEUTRAL EQUITY TRADING. Portfolio Managers pursuing this strategy attempt to generate profits through the successful selection of equity securities while reducing or eliminating the effects of market-wide or, in some cases, industry sector-wide price movements by simultaneously taking long and short positions in equity securities in approximately equal volumes. The Portfolio Manager will take long positions in equity securities that it perceives to be undervalued and short positions in equity securities that it perceives to be overvalued. The effectiveness of the strategy depends on the Portfolio Manager's ability to predict correctly that the long position will increase in value relative to the market as a whole and that the stock sold short will decrease in value relative to the market as a whole.

         BASIS AND SPREAD TRADING. Basis and spread trading attempts to take advantage of mispricing between securities, including commodities, currencies and equity securities, and their related futures (where the pricing of different months is out of alignment ) or options, including puts and calls, for differing strike prices and differing months. Portfolio Managers pursuing this strategy generally purchase the side of the spread (i.e., either the underlying security or the related future or option) perceived to be undervalued and simultaneously sell short the side perceived to be overvalued and tend to close out these positions as the pricing discrepancy between positions disappears. As part of a Portfolio Manager's analysis under this technique, the Portfolio Manager determines the expected profit and loss potential under various scenarios, including an extreme rise and/or fall in the price of the underlying security, which loss the Portfolio Manager will typically attempt to hedge against with the goal of capturing the price discrepancy over time.

         Spread trading may also involve the use of stock index options and futures and a "market basket" of securities with the goal of capturing the differential in pricing. The market basket is created to replicate, as nearly as possible, the underlying stocks which are used to calculate the stock index. When the futures are underpriced (i.e., trading at a discount to their calculated value), they will be purchased while the market basket will be sold short. When the futures are overpriced (i.e., trading at a premium to their calculated value), they will be sold short while the market basket is purchased.

         Basis trading involves the use of financial futures and seeks to capture the yield discrepancies between futures of Treasury Bills, Treasury Bonds and Government-backed mortgages, and their respective actual instruments. Where a high return is indicated by the mispricing of a futures contract, Portfolio Managers will simultaneously take an opposite position regarding the deliverable security. These Portfolio Managers arrange for financing that is required and seek to capture over time the discrepancy as profit.

         During periods of adverse market conditions in the equity securities markets, as determined by Ivy, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund also invests in money market instruments or shares of money market funds, or holds cash, for liquidity purposes.

         The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various Investment Company Act prohibitions on affiliated transactions. The Fund also may not be required to adhere to this 5% investment limitation to the extent that it can rely on certain regulatory exemptions from the prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by Ivy, the Fund may purchase non-voting securities of, or waive its right to vote its securities in,
Portfolio Funds. Although the Fund may hold non-voting securities, the Investment Company Act and the rules and regulations thereunder may require the Fund to limit its position in any one Portfolio Fund, if aggregate investments in a Portfolio Fund by the Fund and its affiliated persons (as such term is defined in the Investment Company Act) amount to, or exceed, 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified or further developed.

         In pursuing its investment objective, the Fund seeks to limit volatility in overall investment returns by allocating its assets among a professionally selected group of Portfolio Managers that pursue a number of different and specialized investment programs. Portfolio Managers will generally invest primarily in marketable securities, although certain Portfolio Managers may also invest a portion of the assets of Portfolio Funds in privately placed securities and other investments that are illiquid. Portfolio Managers may invest and trade in a wide range of securities and financial instruments and markets, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, financial futures, and fixed-income and other debt securities of varying maturity and quality, including lower quality debt securities. Portfolio Managers are generally not limited as to the markets in which they may invest or the investment disciplines that they may employ.
Interests in the Portfolio Funds are not marketable and only have limited liquidity.

         Ivy selects Portfolio Managers with which to invest the Fund's assets using a process that seeks to identify appropriate Portfolio Managers for the Fund and to construct a portfolio of investments for the Fund that it believes is positioned to provide above average capital appreciation potential with low to moderate volatility of investment returns. Ivy begins the selection process by identifying Portfolio Managers that have achieved above average returns through various market cycles. Portfolio Managers that have performed well in adverse markets are given greater weight than those that have performed well in favorable markets. Ivy reviews candidate Portfolio Managers to analyze their reported historical investment results and its adherence to their stated investment programs. Ivy considers additional factors in selecting
Portfolio Managers, including the quality and effectiveness of Portfolio Managers' risk management policies and procedures and their investor communications and reporting capabilities. Ivy requires that each Portfolio Manager report, on at least a monthly basis, on the value of the Fund's investment in the Portfolio Fund managed by that Portfolio Manager. In addition, in constructing the Fund's investment portfolio, Ivy considers the degree of liquidity available from the Portfolio Fund to help assure that the Fund has appropriate flexibility to adjust its investment positions consistent with the Fund's investment goals and adequate liquidity to repurchase Interests without the need to borrow money to effect repurchase offers.

         After the Fund's assets have been allocated to a Portfolio Manager, Ivy regularly evaluates the Portfolio Manager's investment performance to determine whether its investment program continues to be consistent with the Fund's investment objective and whether its investment performance and the characteristics of its investment results are satisfactory in light of market conditions and the results achieved by other Portfolio Managers. Based on these evaluations and other factors that Ivy deems relevant, Ivy makes decisions to reallocate the Fund's assets among Portfolio Managers and to terminate and add Portfolio Managers. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Fund could result in the liquidation of the Fund's investment in the Portfolio Fund. The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts does not require the approval of Members.

         Ivy assesses the overall risk of all of the investments the Fund intends to make by examining the individual risks and the cross-correlation of risks among each of the Portfolio Managers. Ivy invests with those Portfolio Managers which, within each strategy, it believes have the greatest likelihood of achieving anticipated returns among those that it reviews.

         The Fund will invest in various types of Portfolio Funds managed by Portfolio Managers, including limited partnerships, joint ventures and other investment vehicles. However, the Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). (Any arrangement in which the Fund retains a Portfolio Manager to manage an account or investment vehicle for the Fund is referred to as a "Portfolio Account.") The retention of a Portfolio Manager to manage a Portfolio Account is subject to the approval of the Board, including a majority of the persons comprising the Board (the "Managers") who are not "interested persons," as defined by the Investment Company Act, of the Fund or the Portfolio Manager (the "Independent Managers"). The retention of a Portfolio Manager will in such cases also be subject to approval by Members, unless the Fund seeks and obtains an order of the Securities and Exchange Commission (the "SEC") exempting the Fund from this requirement. The Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Portfolio Manager be registered as an investment adviser under the Advisers Act, and the Fund's contractual arrangements with the Portfolio Manager will be subject to the requirements of the Investment Company Act applicable to investment advisory contracts.

         In managing Portfolio Funds, Portfolio Managers are not subject to the Fund's investment policies and restrictions or the various limitations and prohibitions applicable to the activities of investment companies registered under the Investment Company Act (such as the Fund). This involves various risks, including those associated with the fact that Portfolio Funds are not generally subject to any requirements that they diversify their investments or limit their investments in the securities of issuers engaged in a single industry or group of related industries. See "Principal Risk Factors - General Risks - Non-Diversified Status and Industry Concentration." However, the Fund's investment policies and restrictions, and limitations and prohibitions on investments imposed by the Investment Company Act, do apply in the case of Portfolio Accounts.

         Ivy regularly evaluates each Portfolio Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. In this regard, Ivy seeks to verify each Portfolio Manager's continued adherence to its stated investment objectives, policies and restrictions. Based on these evaluations, Ivy allocates and reallocates the Fund's assets among Portfolio Managers and terminates or adds Portfolio Managers, as it determines appropriate and consistent with the Fund's investment objective. Members do not vote on the retention or termination of a Portfolio Manager, except that the retention of any Portfolio Manager to manage a Portfolio Account is subject to the approval of the Board and Members. The Fund may seek to obtain an SEC order exempting it from the requirement that Members approve Portfolio Managers that are retained to manage Portfolio Accounts. However, no assurance can be given that such an order will be issued.

BORROWING; USE OF LEVERAGE

         The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money for similar purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. Any such borrowings by the Fund are made solely for Portfolio Accounts and are not a principal investment strategy of the Fund. The investment programs of certain Portfolio Managers may make extensive use of leverage. See "Principal Risk Factors--Leverage; Borrowing" and "Other Risk Factors - Borrowing by the Fund."

         The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. The Asset Coverage Requirement applies to borrowings by Portfolio Accounts, as well as to other transactions by Portfolio Accounts that can be deemed to result in the creation of a "senior security." Generally, in conjunction with investment positions for Portfolio Accounts that are deemed to constitute senior securities, the Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit a Portfolio Account's ability to otherwise invest those assets or dispose of those securities.

SHORT SELLING

         Portfolio Funds and Portfolio Accounts may sell securities short. To effect a short sale, the Portfolio Fund or Portfolio Account borrows the security from a brokerage firm, or other permissible financial intermediary, and makes delivery to the buyer. The Portfolio Fund or Portfolio Account then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio Fund or Portfolio Account, which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. See "Principal Risk Factors--Short Selling."

DERIVATIVES

         Portfolio Funds and Portfolio Accounts may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, futures and options on futures. Transactions in derivatives involve certain risks. See "Principal Risk Factors--Derivatives."

SHORT-TERM AND DEFENSIVE INVESTMENTS

         The Fund invests its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks, brokers and dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective. Repurchase agreements involve certain risks that are described in the SAI.

                               PERFORMANCE HISTORY

         The Fund has a limited operating history. Appendix B contains investment performance information for private investment partnerships that are, in the case of each such partnership, managed by Ivy using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund's investment program. This performance information does not represent the investment performance of the Fund. The information is provided to illustrate the experience and historic investment results obtained by Ivy. It should not be viewed as indicative of the future investment performance of the Fund. In addition, Appendix B provides the Fund's actual investment performance for its limited period of operations. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

                             MANAGEMENT OF THE FUND

GENERAL

         The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are Independent Managers.

         BNY Investment Advisors (the "Adviser") serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Investment Management Agreement"). The Adviser is a division of The Bank of New York and has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), since May 2001. The Bank of New York is a wholly-owned subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a publicly traded financial holding company, and was founded in 1784 by Alexander Hamilton. It is the nation's oldest bank. With over $83 billion in total assets as of June 30, 2003, BNYCo provides a complete range of banking and other financial services to corporations and individuals worldwide through its basic businesses, namely, Securities Servicing and Global Payment Services, Corporate Banking, BNY Asset Management and Private Client Services, Retail Banking, and Financial Market Services. The Bank of New York is the world's largest custodian bank with $7.8 trillion in assets under custody as of June 30, 2003. The Adviser is located at One Wall Street, New York, New York 10286.

         Pursuant to the Investment Management Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services, as well as various administrative services, to the Fund. The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

         In consideration of services provided by the Adviser under the Investment Management Agreement, the Fund pays the Adviser a fee (the "Management Fee") computed and paid monthly at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of the month. A portion of the Management Fee will be refunded to the Fund in the event that the Investment Management Agreement is terminated at any time other than the end of a month in a pro rata amount based on the number of days remaining in the month.

         Ivy, an affiliate of The Bank of New York, has been retained by the Adviser to serve as the investment manager of the Fund and provides day-to-day investment management services to the Fund, subject to the general supervision of the Adviser. Ivy is a registered investment adviser under the Investment Advisers Act and is recognized as one of the leading multi-manager alternative investment specialists. Since its inception in 1984, Ivy has provided its clients the ability to participate in niche investment styles and sophisticated investment strategies not typically available to the general investing public. Ivy offers a range of innovative multi-manager alternative investment products and customized portfolios designed to address specific client objectives. As of August 1, 2003, Ivy managed approximately $7.8 billion of client assets. Ivy is located at 591 Stewart Avenue, Garden City, New York 11530. As compensation for the services provided by Ivy, the Adviser pays Ivy a monthly fee equal to 50% of the Management Fee received by the Adviser pursuant to the Investment Management Agreement. The fee is paid by the Adviser and is not an expense of the Fund. Ivy's retention by the Adviser was approved by the Board and was also approved by any affiliate of the Adviser as the Fund's sole initial Member.

MANAGEMENT TEAM

         A team at Ivy is primarily responsible for the day-to-day management of the Fund's Portfolio, subject to the oversight of the Adviser.

ADMINISTRATIVE SERVICES

         The Bank of New York (the "Administrator") provides various administration, fund accounting, investor accounting, taxation and transfer agent services to the Fund. In consideration of these services, the Fund will pay the Administrator a quarterly fee which is not expected to exceed 0.25% of the Fund's net assets on an annual basis and will reimburse the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide these services to the Fund.

CUSTODIAN

         The Bank of New York (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board.

FUND EXPENSES

         The Fund will bear its own expenses including, but not limited to: the Management Fee; the Investor Servicing Fee (as defined below under "Investor Servicing arrangements"); any taxes; investment-related expenses incurred by the Fund (E.G., fees and expenses charged by the Portfolio Managers and Portfolio Funds, costs associated with organizing and operating Portfolio Accounts, placement fees, interest on indebtedness, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; the fees and expenses of Fund counsel, any legal counsel retained to represent the Independent Managers and the Fund's independent auditors; costs associated with the registration of the Fund, including the costs of compliance with Federal and state laws; costs and expenses of holding meetings of the Board and meetings of Members, including reasonable travel and out-of-pocket expenses of the members of the Board and any costs associated with the preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; costs of preparing, printing and distributing reports and other communications to Members and such other expenses as may be approved by the Board. The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

         Offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during a fiscal period will be allocated and charged to the capital accounts of Members pro rata in accordance with their respective investment percentages for the period.

         The Fund's organization expenses are borne by the Fund and are estimated at $75,000. In addition, the Fund will bear certain offering costs of approximately $217,000, associated with the initial offering and this offering of Interests. These costs are charged directly to capital upon the sale of Interests. Before a change to the guidelines issued by the American Institute of Certified Public Accountants applicable to the Fund, the Fund would have been able to amortize its organization expenses over a 60-month period. Because of that change, however, the organization expenses now must be expensed as incurred. In order to achieve a more equitable distribution of the impact of organization and initial offering expenses among Members, an initial allocation of these expenses was made as of the first date on which capital contributions of Members were made. These allocations are thereafter adjusted as of each date during the one year period following commencement of the Fund's operations that additional capital is contributed to the Fund by Members. This procedure generally will result in a final allocation of the Fund's organization and initial offering expenses among Members based on the percentage that a Member's contributed capital to the Fund bears to the total capital contributed to the Fund through March 31, 2004. Offering costs cannot be deducted by the Fund or Members for tax purposes.

                             INVESTOR QUALIFICATIONS

         Interests are being offered only to investors that are "Qualified Clients." Currently, Qualified Clients include: (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; (iii) persons who are "qualified purchasers," as defined by the Investment Company Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities. In addition, Interests are offered only to investors that are U.S. persons for Federal income tax purposes, as defined below, and may not be purchased by charitable remainder trusts. Investors must complete and sign an investor certification that the investor meets these requirements before it may invest in the Fund. The form of certification that each investor will be asked to sign is contained in Appendix A of this prospectus. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the Internal Revenue Code of 1986, as amended (the "Code"). The Fund is not obligated to sell through brokers, dealers or other financial institutions any Interests that have not been placed with Qualified Clients that meet all applicable requirements to invest in the Fund. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.

         A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Code); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

                     REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

         No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Fund to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through offers to repurchase Interests, which may be made from time to time by the Fund. Any transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. For information on the Fund's policies regarding transfers of Interest, see "Repurchases and Transfers of Interests--Transfers of Interests" in the SAI.

REPURCHASES OF INTERESTS

         The Fund from time to time will offer to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. Commencing with repurchase offers made after December 31, 2003, a repurchase fee equal to 1.00% of the value of an Interest (or portion of an Interest) repurchased, which is retained by the Fund, will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than one year following the date of a Member's initial investment in the Fund. The fee is intended to offset costs associated with short-term investments in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

         In determining whether the Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests as of December 31, 2003, and thereafter, twice each year, as of June 30 and December 31. The LLC Agreement generally provides that the Fund will be dissolved if the Interest of any Member that has submitted a written request for repurchase of its Interest, in accordance with the terms of the LLC Agreement, has not been repurchased by the Fund within a period of two years after the Member's request; provided, however, that dissolution shall not be required if the Fund is unable to repurchase a Member's Interest as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request. See "Repurchases and Transfers of Interests--Repurchase Offers" in the SAI. The Board will also consider the following factors, among others, in making its determination:

         o whether any Members have requested to tender Interests or portions thereof to the Fund;

         o     the   liquidity   of  the  Fund  and  its  ability  to  liquidate
               investments in Portfolio Funds to satisfy repurchase requests;

         o the investment plans and working capital requirements of the Fund;

         o the relative economies of scale with respect to the size of the Fund;

         o the history of the Fund in repurchasing Interests or portions thereof;

         o     the economic condition of the securities markets; and

         o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

         The Board will determine that the Fund repurchase Interests or portions thereof from Members pursuant to written tenders only on terms the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Adviser during the period the offer remains open. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the values of Interests when making their decisions as to whether to tender Interests for repurchase.

         When Interests are repurchased by the Fund, Members will generally receive cash distributions equal to the value of the Interests (or portion of the Interest) repurchased, less the repurchase fee, if applicable. However, in the sole discretion of the Fund, the proceeds of repurchases of Interests may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. See "Principal Risk Factors--General Risks." Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Members.

         A Member that tenders its entire Interest will generally have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Member only as and after the total proceeds received by the Member exceed the Member's adjusted tax basis in the Interest. A loss, if any, will be recognized only after the Member has received full payment under the promissory note that will be given to the Member prior to the Fund's payment of the repurchase amount.

REPURCHASE PROCEDURES

         Due to liquidity restraints associated with the Fund's investments in Portfolio Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price as of a date approximately one month after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 95% of such value if a Member's entire Interest is repurchased) approximately one month after the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Interest (or portion thereof) will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account and less the repurchase fee, if applicable. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the Member will receive an initial payment equal to 95% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the Fund's audit and be subject to audit adjustment.

         Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

         A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance of $75,000. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

         Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Interests as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

MANDATORY REDEMPTION BY THE FUND

         The LLC Agreement provides that the Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: ownership of the Interest by the Member or other person will cause the Fund, the Adviser or Ivy to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true.

                         CALCULATION OF NET ASSET VALUE

         The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each fiscal period (as defined below under "Capital Accounts - General") in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

         The Board has approved procedures pursuant to which the Fund values its investments in Portfolio Funds at fair value. In accordance with these procedures, the fair value of these investments ordinarily will be the value determined as of the end of the fiscal period by the Portfolio Manager of each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and as reported by the Portfolio Manager. As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers (except in the case of Portfolio Accounts). In the unlikely event that a Portfolio Fund does not report a value to the Fund on a timely basis at the end of a fiscal period, the Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its assets. The Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available, or the fair value of such securities as of the Fund's valuation date.

         Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

         The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

         The Portfolio Funds are required to provide estimated net asset value determinations to the Fund on a monthly basis, generally within one or two weeks following the end of the month. Ivy attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: correlating the reported valuation with strategy specific benchmarks maintained by Ivy that Ivy believes correlate with the Portfolio Fund's strategy; discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing semi-annually Portfolio Fund portfolio positions; analyzing audited financial statements of Portfolio Funds; and correlating Portfolio Fund reported investment positions with Portfolio Managers' public filings, if any. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Fund could result in an adjustment to the fair value given by the Fund to its investment in a Portfolio Fund or a decision by Ivy to liquidate the Fund's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

         To the extent the Fund invests its assets through Portfolio Accounts, the Fund will value portfolio securities of the Portfolio Accounts as described below:

         U.S. exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

         Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

         All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

         Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the Board's judgments regarding appropriate valuations should be proven incorrect.

                                CAPITAL ACCOUNTS

GENERAL

         The Fund maintains a separate capital account for each Member, which will have an opening balance equal to the Member's initial contribution to the capital of the Fund. Each Member's capital account will be increased by the amount of any additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchases by the Fund of the Member's Interest, or portion thereof, plus the amount of any distributions by the Fund to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

         Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of the Fund is made, (iv) any day as of which the Fund repurchases any Interest (or portion thereof) of any Member, or
(v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF OFFERING COSTS

         Net profits or net losses of the Fund for each fiscal period are allocated among, and credited to or debited against, the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages for the period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments) and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages. Offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during a fiscal period are allocated and charged to the capital accounts of Members pro rata in accordance with their respective investment percentages for the period.

         Allocations for Federal income tax purposes generally will be made among Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior taxable years. Under the LLC Agreement, the Board, has the discretion to allocate specially an amount of the Fund's capital gains, including short-term capital gains, for Federal income tax purposes to a Member that withdraws from the Fund (a "Withdrawing Member"), to the extent that the capital account balance of the Withdrawing Member exceeds the Federal income tax basis in its Interest.

ALLOCATION OF SPECIAL ITEMS

         Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

         Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

RESERVES

         Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those Members who are Members at the time when the reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those Members who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

VOTING

         Each Member will have the right to cast a number of votes based on the value of the Member's capital account relative to the value of the capital accounts of all Member at any meeting of Members called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of Managers, the approval of the Investment Management Agreement and the approval of the Fund's independent auditors, in each case to the extent that voting by shareholders is required by the Investment Company Act. Except for the exercise of their voting rights, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                      TAXES

         The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

         This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

         EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

         In  addition  to the  particular  matters  set  forth in this  section, tax-exempt organizations should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF FUND OPERATIONS


         CLASSIFICATION OF THE FUND. The Fund has received an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, the Fund will be classified as a partnership for Federal income tax purposes and not as an association taxable as a corporation.


         Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.


         The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the
Section 7704 Regulations and certain representations of the Board, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

         Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.


         UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND OR A PORTFOLIO ACCOUNT THAT IS TREATED AS A PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES.

         As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal, state and local law, see "Tax Aspects" in the SAI.


                         INVESTOR SERVICING ARRANGEMENTS

         Under the terms of an investor servicing agreement (the "Investor Servicing Agreement") between the Fund and BNY Hamilton Distributors, Inc. (the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers to provide ongoing investor services and account maintenance services to Members that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling Member inquiries regarding the Fund (E.G., responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of Fund records containing Member information; and providing such other information and Member liaison services as the Distributor may reasonably request. Under the Investor Servicing Agreement, the Fund will pay a fee to the Distributor to reimburse it for payments made to

Investor Service Providers. This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the average monthly aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of each month (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider. The Distributor will be entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers, including the Adviser, Ivy and their affiliates.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

         The Distributor acts as the distributor of Interests on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor's Agreement entered into with the Fund. Interests may be purchased through the Distributor or through Selling Agents. The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 3435 Stelzer Road, Columbus, OH 43219.

         The Distributor expects to commence delivering Interests purchased in the offering on or about September 1, 2003, or on such earlier or later date as the Distributor may determine. Thereafter, Interests will be offered and may be purchased on a quarterly basis, or at such other times as may be determined by the Board.

         Neither the Distributor nor any Selling Agent is obligated to buy from the Fund any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the initial offering. The Distributor does not intend to make a market in Interests. Pursuant to the General Distributor's Agreement, The Bank of New York pays the Distributor a monthly fee to compensate it for costs incurred in providing services under the agreement. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act.

PURCHASE TERMS

         Interests are being offered only to investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $100,000. However, a $75,000 minimum investment requirement applies for investors who have at least $750,000 in assets under the management of The Bank of New York or its affiliates. Subsequent investments must be at least $25,000. These minimums may be modified by the Fund from time to time. Interests are not subject to a sales load.

         In connection with sales of Interests, the Adviser (or one of its affiliates) may make one-time payments from its own resources to the Distributor or Selling Agents of up to 1% of the value of Interests sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to Selling Agents from its own resources in an amount up to 0.90% per annum of the aggregate value of Interests held by Members that are customers of those Selling Agents (less the amount of any investor servicing fees paid to them by the Fund). The maximum underwriting compensation to be paid to underwriters and related persons in connection with the offering of Interests will not exceed 8% of the gross proceeds of Interests sold.

         Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective. All investor funds for the closing of the sale of Interests, and for closings of subsequent offerings, will be deposited in an escrow account maintained by The Bank of New York, as escrow agent, at The Bank of New York, for the benefit of the investors. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to investors on the date Interests are issued. The full amount of an investment is payable in Federal funds, which must be received by the Distributor not later than fourteen calendar days prior to the beginning of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire or via NSCC.

         Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it meets all requirements for investment in the Fund, and that the investor will not transfer its Interest except in the limited circumstances permitted under the LLC Agreement. The form of investor certification that each investor will be asked to sign is contained in Appendix A of this prospectus. An investor's certification must be received by the Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted.

         The LLC Agreement is contained in Appendix C of this prospectus. Each new investor will agree to be bound by all of its terms by executing the investor certification form.

                               GENERAL INFORMATION

         The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on September 25, 2002 and has a limited operating history. The Fund's address is One Wall Street, New York, New York 10286, and its telephone number is (212) 495-1784.

                          TABLE OF CONTENTS OF THE SAI

INVESTMENT POLICIES AND PRACTICES.............................................1

REPURCHASES AND TRANSFERS OF INTERESTS.......................................12

BOARD OF MANAGERS............................................................14

INVESTMENT ADVISORY SERVICES.................................................17

CONFLICTS OF INTEREST........................................................22

TAX ASPECTS..................................................................24

ERISA CONSIDERATIONS.........................................................38

BROKERAGE....................................................................40

ACCOUNTANTS AND LEGAL COUNSEL................................................41

CUSTODIAN....................................................................41

SUMMARY OF LLC AGREEMENT.....................................................41

FUND ADVERTISING AND SALES MATERIAL..........................................44

FINANCIAL STATEMENTS.........................................................45

                                                                      APPENDIX A

                             INVESTOR CERTIFICATION

         I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

         I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

         I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Interests and Transfers" provision in the prospectus.

         I am a U.S. person and am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code, including income tax regulations) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.** I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

         If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

         I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify BNY Investment Advisors, Inc. and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

         By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix C to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

Amount Invested:  $______________


----------------------------------------   -------------------------------------
Signature                                  Date

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.
** The Investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                                                                      APPENDIX B

                           IVY PERFORMANCE INFORMATION

         Ivy Asset Management Corp. ("Ivy") employs an investment program for the Fund that is substantially the same as the investment program that it employs in managing certain private investment partnerships (the "Private Funds"). The investment objective, policies and strategies of the Fund are substantially the same as those of each Private Fund. Similar to the investment program of the Fund, Ivy selects on behalf of the Private Funds various alternative asset managers with which it will invest the Private Funds' assets. The personnel of Ivy who will be responsible for managing the investment portfolio of the Fund manage the investment portfolios of the Private Funds.

         Because of the similarity of investment programs, as a general matter, Ivy will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Ivy for the Private Funds. Ivy will evaluate for the Fund and for the Private Funds a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Private Funds at a particular time. Because these considerations may differ for the Fund and the Private Funds in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Private Funds will differ. See "CONFLICTS OF INTEREST."

         THE FOLLOWING TABLE SETS FORTH THE PERFORMANCE RECORD OF THE PRIVATE FUNDS FOR THE PERIODS INDICATED, ADJUSTED TO SHOW THE PERFORMANCE NET OF THE FEES AND ESTIMATED EXPENSES OF THE FUNDS. THE PRIVATE FUNDS ARE THE ONLY
ACCOUNTS MANAGED BY IVY THAT HAVE AN INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES SUBSTANTIALLY SIMILAR TO THOSE OF THE FUND. THE TABLE DOES NOT REFLECT THE INVESTMENT PERFORMANCE OF THE FUND. THE FUND'S LIMITED PERFORMANCE HISTORY IS SET FORTH FOLLOWING THE NOTES BELOW. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE PRIVATE FUNDS AND THAT THEIR FEES AND EXPENSES DIFFER. UNLIKE THE FUND, THE PRIVATE FUNDS ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED A PRIVATE FUND'S PERFORMANCE. FUTURE PERFORMANCE OF THE FUND AND OF THE PRIVATE FUNDS WILL DIFFER.

THIS TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING BELOW.

                             PRIVATE FUND 1         PRIVATE FUND 1 PRO
                          PRO FORMA NET RETURN      FORMA YEAR TO DATE
                                (1), (2)           RETURN (1), (2), (3)

            2001
            ----
           January               1.21%                     1.21%
          February               0.98%                     2.21%
            March                0.37%                     2.59%
            April                0.25%                     2.85%
             May                 0.95%                     3.83%
            June                 0.85%                     4.71%
            July                 0.39%                     5.13%
           August                0.93%                     6.11%
          September             -0.60%                     5.46%
           October               0.29%                     5.77%
          November               0.41%                     6.21%
          December               0.53%                     6.78%

            2002
            ----
           January               0.68%                     0.68%
          February              -0.18%                     0.51%
            March                0.47%                     0.98%
            April                0.40%                     1.39%
             May                 0.26%                     1.66%
            June                -0.94%                     0.70%
            July                -0.82%                    -0.13%
           August                0.37%                     0.24%
          September              0.02%                     0.27%
           October               0.06%                     0.33%
          November               1.17%                     1.51%
          December               0.57%                     2.09%



                             PRIVATE FUND 2         PRIVATE FUND 2 PRO
                          PRO FORMA NET RETURN      FORMA YEAR TO DATE
                                (1), (2)           RETURN (1), (2), (3)

            1999
            ----
            July                 0.91%                     0.91%
           August               -0.13%                     0.79%
          September              0.68%                     1.47%
           October               0.78%                     2.27%
          November               1.27%                     3.57%
          December               1.68%                     5.31%

            2000
            ----
           January               1.34%                     1.34%
          February               2.98%                     4.36%
            March                1.39%                     5.81%
            April                1.50%                     7.40%
             May                 1.49%                     9.00%
            June                 1.52%                    10.66%
            July                 1.00%                    11.77%
           August                1.39%                    13.32%
          September              0.95%                    14.40%
           October               0.42%                    14.89%
          November               0.24%                    15.17%
          December               0.85%                    16.15%

            2001
            ----
           January               1.28%                     1.28%
          February               1.09%                     2.39%
            March                0.82%                     3.23%
            April                0.31%                     3.55%
             May                 0.93%                     4.52%
            June                 0.57%                     5.12%
            July                 0.56%                     5.71%
           August                0.91%                     6.68%
          September             -0.30%                     6.35%
           October               0.32%                     6.69%
          November               0.34%                     7.06%
          December               0.46%                     7.56%

            2002
            ----
           January               0.81%                     0.81%
          February              -0.22%                     0.60%
            March                0.53%                     1.13%
            April                0.55%                     1.69%
             May                 0.18%                     1.88%
            June                -1.00%                     0.86%
            July                -1.68%                    -0.84%
           August                0.37%                    -0.47%
          September             -0.05%                    -0.51%
           October               0.27%                    -0.24%
          November               1.39%                     1.15%
          December               0.65%                     1.81%

         The above returns for the Private Funds are pro forma in that they reflect the gross performance of the Private Funds less the fees and estimated expenses of the Fund (rather than the fees and expenses of the Private Funds).

                        NOTES TO PERFORMANCE INFORMATION

         The tables above are based on the Private Funds' investment performance and are not the investment performance of the Fund. The information contained in the table for each Private Fund was prepared by Ivy based on the following facts and assumptions:


         1. Private Fund 1 commenced operations on January 1, 2001 and has a December 31 fiscal year. The information for Private Fund 1 is based on gross investment returns derived from its audited financial statements from January 1, 2001 through December 31, 2001, and on unaudited financial statements from January 1, 2002 through December 31, 2002. Private Fund 2 commenced operations on July 1, 1999 and has a December 31 fiscal year. The information for Private Fund 2 is based on gross investment returns derived from its audited financial statements from July 1, 1999 through December 31, 2001, and on unaudited financial statements from January 1, 2002 through December 31, 2002. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.


         2. The Private Funds Pro Forma Net Returns shown above have been computed based on the gross investment performance of each Private Fund net of all fees, estimated expenses and charges that would have been borne by the Fund or its investors, including: a monthly management fee calculated at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of the month; a quarterly administration fee calculated at the annual rate of 0.25% of the value of outstanding Interests at the end of each month; an investor servicing fee computed at the annual rate of 0.50% of the aggregate value of outstanding Interests as of the last day of each quarter; and other expenses estimated at 0.45% annually based on end of month net assets. The gross investment performance of each Private Fund is net of all fees and expenses and incentive allocations borne directly and indirectly by the Private Fund as an investor in other investment funds. The above returns reflect, in the case of Private Fund 1, the results that would have been achieved, based on the foregoing assumptions, by an investor who invested in Private Fund 1 on January 1, 2001 and, in the case of Private Fund 2, the results that would have been achieved, based on the foregoing assumptions, by an investor who invested in Private Fund 2 on July 1, 1999.

         3. The returns shown above represent the percentage change in an investor's capital account balance in the Private Fund during each year for which returns are shown based on an investor's capital account balance at the inception of the Private Fund or at the beginning of each subsequent calendar year, as applicable, through the end of each year, or partial year, for which returns are shown.

                  THE FUND'S PERFORMANCE FOR THE LIMITED PERIOD

                       (__________ THROUGH JULY 31, 2003)

                   NET RETURN           YEAR TO DATE RETURN

            2003
            ----
            April
            May
            June
            July

                                                                      APPENDIX C


                        IVY MULTI-STRATEGY HEDGE FUND LLC

                     (A Delaware Limited Liability Company)

                      ------------------------------------

                       LIMITED LIABILITY COMPANY AGREEMENT

                           Dated as of March 14, 2003

                      ------------------------------------

                                 One Wall Street
                               New York, NY 10286
                                 (212) 495-1784

                                TABLE OF CONTENTS

                                                                          PAGE

ARTICLE I DEFINITIONS........................................................1


ARTICLE II ORGANIZATION; ADMISSION OF MEMBERS................................5

      2.1      Formation of Limited Liability Company........................5
      2.2      Name .........................................................6
      2.3      Principal and Registered Office...............................6
      2.4      Duration......................................................6
      2.5      Business of the Fund..........................................6
      2.6      Board of Managers.............................................7
      2.7      Members.......................................................7
      2.8      Organizational Member.........................................8
      2.9      Both Managers and Members.....................................8
      2.10     Limited Liability.............................................8

ARTICLE III MANAGEMENT.......................................................8

      3.1      Management and Control........................................8
      3.2      Actions by the Board of Managers..............................9
      3.3      Officers......................................................9
      3.4      Meetings of Members..........................................10
      3.5      Custody of Assets of the Fund................................11
      3.6      Other Activities of Members and Managers.....................11
      3.7      Duty of Care.................................................11
      3.8      Indemnification..............................................12
      3.9      Fees, Expenses and Reimbursement.............................14

ARTICLE IV TERMINATION OF STATUS OF THE MANAGERS,
                 TRANSFERS AND REPURCHASES..................................15

      4.1      Termination of Status of a Manager...........................15
      4.2      Removal of the Managers......................................15
      4.3      Transfer of Interests of Members.............................15
      4.4      Repurchase of Interests......................................16

ARTICLE V CAPITAL ..........................................................18

      5.1      Contributions to Capital.....................................18
      5.2      Rights of Members to Capital.................................19
      5.3      Capital Accounts.............................................19
      5.4      Allocation of Net Profit and Net Loss; Allocation of
                 Offering Costs.............................................19
      5.5      Allocation of Certain Expenditures...........................20
      5.6      Reserves.....................................................20
      5.7      Allocation of Organization Expenses..........................21
      5.8      Tax Allocations..............................................21

      5.9      Distributions................................................22
      5.10     Withholding..................................................22

ARTICLE VI DISSOLUTION AND LIQUIDATION......................................23

      6.1      Dissolution..................................................23
      6.2      Liquidation of Assets........................................24

ARTICLE VII ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS....................24

      7.1      Accounting and Reports.......................................24
      7.2      Determinations by the Board of Managers......................25
      7.3      Valuation of Assets..........................................25

ARTICLE VIII MISCELLANEOUS PROVISIONS.......................................26

      8.1      Amendment of Limited Liability Company Agreement.............26
      8.2      Special Power of Attorney....................................27
      8.3      Notices......................................................28
      8.4      Agreement Binding Upon Successors and Assigns................28
      8.5      Applicability of 1940 Act and Form N-2.......................28
      8.6      Choice of Law................................................28
      8.7      Not for Benefit of Creditors.................................28
      8.8      Consents.....................................................29
      8.9      Merger and Consolidation.....................................29
      8.10     Pronouns.....................................................29
      8.11     Confidentiality..............................................29
      8.12     Certification of Non-Foreign Status..........................30
      8.13     Severability.................................................30
      8.14     Filing of Returns............................................30
      8.15     Tax Matters Partner..........................................30
      8.16     Section 754 Election.........................................31

                        IVY MULTI-STRATEGY HEDGE FUND LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

                  THIS LIMITED LIABILITY COMPANY AGREEMENT of Ivy Long/Short Hedge Fund LLC (the "Fund") is dated as of March 14, 2003 by and among Carla Diane Hunter, Newton P.S. Merrill, Arthur Williams III, Rodney S. Yanker, and Frederic Sapirstein as the Managers; The Bank of New York, on behalf of BNY Investment Advisors as the Adviser; BNY Falcon Three Holding Corp., as the Organizational Member and those persons hereinafter admitted as Members.

                  WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on September 25, 2002;

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  For purposes of this Agreement:



ADVISER BNY Investment Advisors, a division of The Bank of New York, or any person who may hereafter serve as the investment adviser of the Fund pursuant to an Investment Management Agreement.

ADVISERS ACT The Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

AFFILIATE               An affiliated person of a person as such term is defined
                        in the 1940 Act.

AGREEMENT               This Limited Liability Company Agreement, as amended
                        from time to time.

BOARD OF MANAGERS       The Board of Managers established pursuant to Section
                        2.6.

CAPITAL ACCOUNT         With respect to each Member, the capital account
                        established and maintained on behalf of the Member pursuant to Section 5.3.

CAPITAL PERCENTAGE      A percentage established for each Member on the Fund's
                        books as of each Expense Allocation Date. The Capital
                        Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to
                        Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

CERTIFICATE             The Certificate of Formation of the Fund and any
                        amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

CLOSING DATE            The first date on or as of which a person other than an
                        Organizational Member is admitted to the Fund as a Member.

CODE The United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

DELAWARE ACT The Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

EXPENSE ALLOCATION DATE The Closing Date, and thereafter each day on or before the expiration of one year following the Closing Date as of which a contribution to the capital of the Fund is made pursuant to Section 5.1 hereof.

FISCAL PERIOD           The period commencing on the Closing Date, and
                        thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                        (1)   the last day of a Fiscal Year;

                        (2)   the last day of a Taxable Year;

                        (3) the day preceding the date as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

                        (4) any day on which the Fund repurchases any Interest or portion of an Interest of any Member; or

                        (5) any day (other than one specified in clause (2) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Investment Percentages.

FISCAL YEAR             The period commencing on the Closing Date and ending on
                        March 31, 2004, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year
                        (or on the date of a final distribution pursuant to Section 6.2 hereof), unless and until the Board of Managers shall elect another fiscal year for the Fund.

FORM N-2 The Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

FUND The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

INDEPENDENT MANAGERS    Those Managers who are not "interested persons," as such
                        term is defined by the 1940 Act, of the Fund.

INITIAL MANAGER         William P. Sauer, the person who directed the formation
                        of the Fund and served as the sole initial Manager.

INTEREST The entire ownership interest in the Fund at any particular time of a Member or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to Section 4.3 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

INVESTMENT MANAGEMENT   A separate written agreement entered into by the Fund
AGREEMENT               pursuant to which the Adviser provides investment
                        advisory services to the Fund.


INVESTMENT PERCENTAGE   A percentage established for each Member on the Fund's
                        books as of the first day of each Fiscal Period. The
                        Investment Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the beginning of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the beginning of such Fiscal
                        Period. The sum of the Investment Percentages of all Members for each Fiscal Period shall equal 100%.

MANAGER An individual designated as a manager of the Fund pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of Managers of the Fund.

MEMBER Any person who shall have been admitted to the Fund as a member (including any Manager in such person's capacity as a member of the Fund but excluding any Manager in such person's capacity as a Manager of the Fund) until the Fund repurchases the entire Interest of such person pursuant to Section 4.4 hereof or a substituted member or members are admitted with respect to any such person's entire Interest as a member pursuant to Section
                        4.4 hereof; such term includes the Adviser or an Affiliate of the Adviser to the extent the Adviser (or such Affiliate) makes a capital contribution to the Fund and shall have been admitted to the Fund as a member.

NET ASSETS              The total value of all assets of the Fund, less an
                        amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests to be effected as of the date such value is determined.

NET PROFIT OR NET LOSS  The amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, as of the close of business on the Closing Date), such amount to be adjusted to exclude any items to be allocated among the Capital Accounts of the Members on a basis that is not in accordance with the respective Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.5 and 5.6 hereof.

1940 ACT The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

OFFICER An individual designated as an officer of the Fund pursuant to the provisions of Section 3.3 of the Agreement and who serves as an officer of the Fund.

ORGANIZATION EXPENSES   The expenses incurred by the Fund in connection with its
                        formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

ORGANIZATIONAL MEMBER   The Bank of New York or any Affiliate of The Bank of New
                        York that contributes initial capital to the Fund prior to the Closing Date.

PORTFOLIO FUNDS         Investment funds in which the Fund's assets are
                        invested.

PORTFOLIO MANAGERS      The organizations that manage and direct the investment
                        activities of Portfolio Funds or are retained to manage and invest designated portions of the Fund's assets.

SECURITIES              Securities (including, without limitation, equities,
                        debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940
                        Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon.

TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS

2.1      Formation of Limited Liability Company

                  The Fund has been formed as a limited liability company at the direction of the Initial Manager who authorized the filing of the Certificate, which actions are hereby ratified by the execution of this Agreement. The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2      Name

                  The name of the Fund shall be "Ivy Multi-Strategy Hedge Fund LLC" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3      Principal and Registered Office

                  The Fund shall have its principal office at One Wall Street, New York, New York 10286, or at such other place designated from time to time by the Board of Managers.

                  The Fund shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless and until a different registered office or agent is designated by the Board of Managers.

2.4      Duration

                  The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5      Business of the Fund

         (a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

         (b) The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to such fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

2.6      Board of Managers

         (a) Prior to the Closing Date, the Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or signing an investor application or certification in connection with the purchase of an Interest, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and subject to the requirements of the 1940 Act with respect to the election of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund. The number of Managers shall be fixed from time to time by the Board of Managers.

         (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.1 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

         (c) In the event that no Manager remains to continue the business of the Fund, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to
Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7      Members

                  The Fund may offer Interests for purchase by investors in such manner and at such times as may be determined by the Board of Managers. All subscriptions for Interests are subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscriptions in the full amount of the subscription. Subject to the foregoing, a person may be admitted to the Fund as a Member subject to the condition that such person shall execute an appropriate signature page of this Agreement or an investor application or certification form pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its sole discretion reject any subscription for an Interest. The Board of Managers may, in its sole discretion, suspend the offering of the Interests at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.

2.8      Organizational Member

                  The initial contribution of capital to the Fund by the Organizational Member shall be represented by an Interest, which Interest shall have the same rights as other Interests held by Members.

2.9      Both Managers and Members

                  A Member may at the same time be a Manager and a Member in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.10     Limited Liability

                  Except as provided under applicable law, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Fund's debts, obligations and liabilities.

                                  ARTICLE III

                                   MANAGEMENT

3.1      Management and Control

         (a) Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined by the 1940 Act, of such company. During any period in which the Fund shall have no Managers, the Adviser shall have the authority to manage the business and affairs of the Fund.

         (b) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

         (c) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

3.2      Actions by the Board of Managers

         (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

         (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in-person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

3.3      Officers

         (a) The executive Officers of the Fund shall be a President, a Treasurer and a Secretary. If the Board of Managers has designated a Principal Manager pursuant to Section 3.2(b) hereof, then the Principal Manager shall also be an executive Officer. The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer. The President shall be the chief executive officer of the Fund. The Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager. The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable. Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person. A person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Fund an instrument required by law to be executed, acknowledged and verified by more than one Officer.

         (b) The Officers shall be elected annually at a meeting of the Board of Managers. Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any Officer may resign at any time by written notice to the Fund. Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Fund would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contract rights between the Fund and such Officer.

         (c) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers. Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

         (d) All Officers as between themselves and the Fund shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Fund as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the President acting under authority delegated by the Board of Managers.

3.4      Meetings of Members

         (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting, and matters incidental thereto, may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes at such meeting.

         (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting.

The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

         (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.5      Custody of Assets of the Fund

                  The physical possession of all funds, Securities and other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

3.6      Other Activities of Members and Managers

         (a) The Managers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

         (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

3.7      Duty of Care

         (a) A Manager shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her duties, or otherwise in his or her capacity as a Manager, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of his or her duties to the Fund.

         (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any Member or third parties only as provided under the Delaware Act.

3.8      Indemnification

         (a) To the fullest extent permitted by law, the Fund shall, subject to
Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

         (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.8(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

         (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as being in the best interests of the Fund by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

         (d) Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

         (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

         (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

3.9      Fees, Expenses and Reimbursement

         (a) The Adviser and its Affiliates shall be entitled to receive such fees for services provided to the Fund as may be agreed to by the Adviser (or its Affiliate) and the Fund pursuant to the Investment Management Agreement or other applicable agreement relating to such services.

         (b) The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Adviser (or of any Affiliate of the Adviser) for his or her services as such, and such Manager shall be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

         (c) The Fund shall bear all costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser pursuant to the Investment Management Agreement. Costs and expenses to be borne by the Fund include, but are not limited to, the following:

         (1) all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;

         (2) all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with applicable Federal and state laws;

         (3) all costs and expenses associated with the organization and operation of any separate investment funds established by the Fund and managed by Portfolio Managers retained by the Fund;

         (4) the costs and expenses of holding meetings of the Board and any meetings of Members, including reasonable travel and out-of-pocket expenses of the Managers and costs associated with the preparation and dissemination of proxy materials;

         (5) the fees and disbursements of Fund counsel, any legal counsel retained to represent the Independent Managers, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

         (6) the management fee payable to the Adviser pursuant to the Investment Management Agreement;

         (7) the investor servicing fee payable to the distributor of the Fund to reimburse it for payments made to brokers, dealers and certain financial institutions that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers;

         (8) the fees payable to custodians and other persons providing administrative services to the Fund;

         (9) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

         (10) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members; and

         (11) such other types of expenses as may be approved from time to time by the Board of Managers.

         (d) Subject to such limitations as may be imposed by the 1940 Act or other applicable laws, from time to time the Fund may, alone or in conjunction with the Adviser, any Affiliate of the Adviser or other registered or unregistered investment funds or other accounts for which the Adviser or any Affiliate of the Adviser acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                                   ARTICLE IV

                     TERMINATION OF STATUS OF THE MANAGERS,
                            TRANSFERS AND REPURCHASES

4.1      Termination of Status of a Manager

                  The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager; (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or
(viii) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

4.2      Removal of the Managers

                  Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.3      Transfer of Interests of Members

         (a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); provided, however, that the Board of Managers may not consent to any

Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence. The Board of Managers may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; PROVIDED, HOWEVER, that prior to any such pledge, transfer, or assignment, the Board of Managers shall consult with counsel to the Fund to ensure that such pledge, transfer, or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion. Any pledge, transfer, or assignment not made in accordance with this Section 4.3 shall be void.

         (b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom the Interest is Transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $75,000, or such lesser amount as may be established by the Board of Managers. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Fund as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

         (c) Each Member shall indemnify and hold harmless the Fund, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member in connection with any such Transfer.

4.4      Repurchase of Interests

         (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase that Interest or portion thereof. The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. However, the Fund shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider, among other things, the recommendation of the Adviser.

                  The Board of Managers shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

         (b) A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance equal to $75,000, or such lesser amount as may be established by the Board of Managers. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained.

         (c) The Adviser and any Affiliate of the Adviser may tender any Interest or a portion thereof that it holds as a Member under Section 4.4(a) hereof.

         (d) The Board of Managers may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

         (1) such an Interest or portion thereof has been transferred in violation of Section 4.3 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member;

         (2) ownership of such an Interest by a Member or other person will cause the Fund, the Adviser or any person retained as a Sub-adviser to the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws, of the United States or any other relevant jurisdiction;

         (3) such Member's continued participation in the Fund may cause the Fund to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder; or

         (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true.

         (e) Repurchases of Interests or portions thereof by the Fund shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Fund to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of such offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Fund determined as of the date of such repurchase (the "Initial Payment"); and, if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interest (or portion thereof) repurchased by the Fund as of the date of such repurchase, determined based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Fund has requested withdrawal of its capital from any Portfolio Funds in order to fund the repurchase of Interests, 10 business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Portfolio Funds.

         (f) Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Fund may impose a fee or charge in connection with repurchases of Interests, including a fee or charge applicable to repurchases of Interests (or portions thereof) effected prior to the expiration of a specified period subsequent to a Member's admission to the Fund.

         (g) A Member may at any time submit to the Fund a written request that the Fund repurchase the entire Interest of such Member, as contemplated by
Section 6.1(3) hereof. Any such request shall be sent to the Fund by registered or certified mail, return receipt requested, and shall be deemed valid upon receipt by the Member of a letter from the Fund acknowledging its receipt of the request. The Fund shall send such letter to the Member promptly upon its receipt of the Member's request.

                                   ARTICLE V

                                    CAPITAL

5.1      Contributions to Capital

         (a) The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board of Managers, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members. The Adviser may make contributions to the capital of the Fund as a Member.

         (b) Members may make additional contributions to the capital of the Fund effective as of such times as the Board of Managers, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 5.6 hereof. The minimum additional capital contribution of a Member to the capital of the Fund shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

         (c) Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or readily available funds on or before the date of the proposed contribution.

5.2      Rights of Members to Capital

                  No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.4 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3      Capital Accounts

         (a) The Fund shall maintain a separate Capital Account for each Member.

         (b) Each Member's Capital Account shall have an initial balance equal to the amount of such Member's initial contribution to the capital of the Fund.

         (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

         (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.4, 5.9 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under
Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.7 hereof.

5.4      Allocation of Net Profit and Net Loss; Allocation of Offering Costs

                  As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

5.5      Allocation of Certain Expenditures

                  Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

5.6      Reserves

         (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts that the Board of Managers, in its sole discretion, deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, may be proportionately charged or credited, as applicable, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those persons who were Members at the time, as determined by the Board of Managers, in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

         (b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt, and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those persons who were Members during such prior Fiscal Period or Periods.

         (c) To the extent permitted under applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a person who is no longer a Member, such amount shall be paid by or to such person, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such person ceased to be a

Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph
(a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

5.7      Allocation of Organization Expenses

         (a) As of the first Expense Allocation Date, Organization Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

         (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.7 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organization Expenses shall then be reallocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages.

5.8      Tax Allocations

                  For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and
1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation ss. 1.704-1(b)(2)(ii)(d).

                  If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any fiscal year during or as of the end of which the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

                  If the Fund realizes capital losses (including long-term capital losses) for Federal income tax purposes ("losses") for any fiscal year during or as of the end of which the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to
Section 5.4.

                  As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Positive Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.8 equal to its Positive Basis as of the effective date of such repurchase.

                  As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the
Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Negative Basis as of the effective date of such repurchase, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section 5.8 equal to its Negative Basis as of the effective date of such repurchase.

5.9      Distributions

                  The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages.

5.10     Withholding

         (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

         (b) For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board of Managers, the amount of such excess.

         (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the other Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

6.1      Dissolution

                  The Fund shall be dissolved:

                  (1) upon the affirmative vote to dissolve the Fund by: (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                  (2) upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Fund;

                  (3) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.4(g) hereof, a written notice to the Fund requesting the repurchase of its entire Interest by the Fund, if such Interest has not been repurchased by the Fund; or

                  (4) as required by operation of law.

                  Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Fund as provided above, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2      Liquidation of Assets

         (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Adviser as the liquidator and the Board of Managers or the Adviser shall liquidate the business and administrative affairs of the Fund, except that if the Board of Managers does not appoint the Board of Managers or the Adviser as the liquidator or the Board of Managers or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                  (1) the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

                  (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis; and

                  (3) the Members shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

         (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                  ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

7.1      Accounting and Reports

         (a) The Fund shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

         (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

         (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

7.2      Determinations by the Board of Managers

         (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

         (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss or any components comprising the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

7.3      Valuation of Assets

         (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

         (b) The Fund will value interests in Portfolio Funds at their "fair value," as determined in good faith by the Board of Managers.

         (c) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

8.1      Amendment of Limited Liability Company Agreement

         (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of Members by such vote as is required by the 1940 Act.

         (b) Any amendment that would:

                  (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

                  (2) reduce the Capital Account of a Member other than in accordance with Article V; or

                  (3) modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have its entire Interest repurchased by the Fund.

         (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

                  (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                  (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(a) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                  (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

         (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2      Special Power of Attorney

         (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                  (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                  (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

                  (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

         (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

         (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                  (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund or Board of Managers shall have had notice thereof; and

                  (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3      Notices

                  Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Fund, the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties at their addresses as set forth in the books and records of the Fund. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4      Agreement Binding Upon Successors and Assigns

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

8.5      Applicability of 1940 Act and Form N-2

                  The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

8.6      Choice of Law

                  Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

8.7      Not for Benefit of Creditors

                  The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

8.8      Consents

                  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9      Merger and Consolidation

         (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

         (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability Fund in the merger or consolidation, or (iii) provide that the limited liability Fund agreement of any other constituent limited liability Fund to the merger or consolidation (including a limited liability Fund formed for the purpose of consummating the merger or consolidation) shall be the limited liability Fund agreement of the surviving or resulting limited liability Fund.

8.10     Pronouns

                  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11     Confidentiality

         (a) A Member may obtain from the Fund such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

         (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

         (c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

8.12     Certification of Non-Foreign Status

                  Each Member or transferee of an Interest from a Member shall certify, upon admission to the Fund and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 60 days of any change in such Member's status.

8.13     Severability

                  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14     Filing of Returns

                  The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.15     Tax Matters Partner

         (a) A Manager who is a Member shall be designated on the Fund's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Fund for purposes of Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Fund pursuant to
Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

         (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

8.16     Section 754 Election

                  In the event of a distribution of Fund property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Fund, at the request of a Member, the Board of Managers, in its discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by Sections 734 and 743 of the Code.

                  EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


MANAGERS:

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[                  ]                                 [                  ]

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[                  ]

ORGANIZATIONAL MEMBER:

[Name of BNY entity]

By:

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[                  ]

MEMBERS:

Each person who shall sign an investor application or certification and who shall be accepted by the Board of Managers to the Fund as a Member.

THE BANK OF NEW YORK, on behalf of
BNY INVESTMENT ADVISORS


By:
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      Name:
      Title: